UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14C

_________________________________

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

Generation Hemp, Inc.
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

000-55019	26-3119496
(Commission File Number)	(IRS Employer Identification No.)

8533 Midway Road, Dallas, Texas 75209
(Address of principal executive offices and zip code)

(469) 209-6154
(Registrant’s telephone number including area code)

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Generation Hemp, Inc.
8533 Midway Road
Dallas, Texas 75209
(469) 209-6154

July 26, 2021

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To our Stockholders:

This Notice and Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished, pursuant to Section 14c of the Securities Exchange Act of 1934, as amended, to the holders of record (the “Stockholders”) at the close of business on July 19, 2021 (the “Record Date”) of (i) shares of common stock, no par value per share (the “Common Stock”) and (ii) shares of Series A Convertible Voting Preferred Stock, no par value per share (the “Series A Preferred”) of Generation Hemp, Inc., a Colorado corporation (the “Company,” “we,” “us” or “our”), in connection with the approval of the following actions taken by the Company’s Board of Directors (the “Board”) on July 12, 2021 and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

Item 1.	To elect 4 directors to the Company’s Board to serve until their successors are elected and qualified (“Election of Directors”);
Item 2.

To change the state of incorporation of the Company from the State of Colorado to the State of Delaware (the “Conversion”) through a plan of conversion (the “Plan of Conversion”), in connection with which the Company will adopt a new certificate of incorporation and bylaws under the laws of the State of Delaware (A copy of the form of the new certificate of incorporation (the “Delaware Certificate”) and bylaws (the “Delaware Bylaws”) and Plan of Conversion are attached as Appendix A, Appendix B, and Appendix C, respectively, to this Information Statement);

Item 3.	To ratify the appointment of Marcum LLP. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021
Item 4.	To adopt the 2021 Omnibus Incentive Plan (“2021 Plan”) (A copy of the form of the 2021 Plan is attached as Appendix D to this Information Statement);
Item 5.

To ratify the Indemnification Agreement to be entered into by the Company and each of its current and future directors and executive officers following the Conversion (A copy of the form of the Indemnification Agreement is attached as Appendix E to this Information Statement) (collectively with the matters identified in Items 1 through 5 above, the “Corporate Actions”).

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the actions described in this Information Statement in accordance with Section 7-107-104 of the Colorado Business Corporation Act (the “CBCA”)( Colo. Rev. Stat. § 7-107-104 ) and our bylaws.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Colorado law and our Colorado Articles of Incorporation (“Colorado Articles”) and bylaws (“Colorado Bylaws”). As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not solicited, and will not be soliciting, your approval of the Corporate Actions. Notwithstanding, the holders of our Common Stock and Class A Preferred, as of the Record Date are entitled to notice of the stockholder action by written consent. This notice and the accompanying Information Statement are being mailed to our holders of Common Stock and Series A Preferred, as of the Record Date, on or about July 26, 2021.

This Notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act and in accordance with Colorado law (including Colo. Rev. Stat. § 7-107-104 (5.5)) and our Colorado Bylaws.

By Order of the Board of Directors
Very truly yours,
/s/ Gary C. Evans
Gary C. Evans
Chairman and Chief Executive Officer

Generation Hemp, Inc.

8533 Midway Road

Dallas, Texas 75209

(469) 209-6154

Information Statement Pursuant to Section 14c
of the Securities Exchange Act of 1934

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement is being mailed on or about July 26, 2021 to the holders of record (the “Stockholders”) at the close of business on July 19, 2021 (the “Record Date”) of (i) shares of common stock, no par value per share (the “Common Stock”) and (ii) shares of Series A Convertible Voting Preferred Stock, no par value per share (the “Series A Preferred”), of Generation Hemp, Inc., a Colorado corporation (the “Company,” “we,” “us” or “our”), in connection with the approval of the following actions taken by the Company’s Board of Directors (the “Board”) and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

Item 1.	To elect 4 directors to the Company’s Board to serve until their successors are elected and qualified (“Election of Directors”);
Item 2.

To change the state of incorporation of the Company from the State of Colorado to the State of Delaware (the “Conversion”) through a plan of conversion (the “Plan of Conversion”), in connection with which the Company will adopt a new certificate of incorporation and bylaws under the laws of the State of Delaware (A copy of the form of the new certificate of incorporation (the “Delaware Certificate”) and bylaws (the “Delaware Bylaws”) and Plan of Conversion are attached as Appendix A, Appendix B, and Appendix C, respectively, to this Information Statement);

Item 3.	To ratify the appointment of Marcum LLP. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021
Item 4.	To adopt the 2021 Omnibus Incentive Plan (“2021 Plan”) (A copy of the form of the 2021 Plan is attached as Appendix D to this Information Statement);
Item 5.

To ratify the Indemnification Agreement to be entered into by the Company and each of its current and future directors and executive officers following the Conversion (A copy of the form of the Indemnification Agreement is attached as Appendix E to this Information Statement) (collectively with the matters identified in Items 1 through 5 above, the “Corporate Actions”).

On July 1, 2021, our Board unanimously approved the Corporate Actions (the “Board Approval Date”). In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the actions described in this Information Statement in accordance with Section 7-107-104 of the Colorado Business Corporation Act (the “CBCA”)(Colo. Rev. Stat. § 7-107-104 ) and our bylaws.

Required Vote

The Common Stock and the Series A Preferred are the only classes of outstanding voting stock of the Company. As of July 1, 2021, there were 34,977,953 shares of Common Stock and 6,328,948 shares of Series A Preferred issued and outstanding. On July 12, 2021, the following holders of shares of the Common Stock and Series A Preferred Stock, representing 57.2% of the outstanding voting power of the Company (the “Majority Stockholders”), executed the written consent of the Majority Stockholders approving the Corporate Actions (the (the “Approval Date”):

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held(1)	Number of Votes held by Majority Stockholder(1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions(2)
Gary C. Evans	1,161,970	3,000,000	37,161,970	37,161,970	33.5%
Satellite Overseas (Holdings) Limited	1,000,000	2,105,262	26,263,144	26,263,144	23.7%
Total	2,161,970	5,105,262	63,425,114	63,425,114	57.2%

____________

(1)      Each share of the Series A Preferred (a) are, upon the occurrence of certain events, convertible into 12 shares of Common Stock, (b) shall possess full voting rights, on an as-converted basis, as the Common Stock of the Company, and (c) have no dividend rate.

(2)      Based on 110,925,329 shares of Common Stock entitled to vote, including the number of shares of Common Stock entitled to vote under the Series A Preferred, on an as-converted basis.

Since the Board and Majority Stockholders voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken. In accordance with Rule 14c-2 of the Exchange Act, the Corporate Actions will be effective no earlier than twenty (20) days after this Information Statement has been sent or made available to our shareholders, which date of effectiveness is estimated to be August 15, 2021(the “Effective Date”). The Conversion will become effective upon the filing of the certificate of conversion and the Delaware Certificate with the Secretary of State of the State of Delaware after the Effective Date.

Record Date and Voting Securities

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of July 19, 2021 (“Record Date”), there were 34,977,953 shares of Common Stock, no par value per share, 6,328,948 shares of Series A Preferred, no par value per share, issued and outstanding. Our authorized securities consist of 100,000,000 shares of Common Stock and 25,000,000 shares of preferred stock. Holders of our Common Stock are entitled to one vote per share. Holders of our Series A Preferred are entitled to 12 votes per share, on an as-converted basis.

Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock and Series A Preferred Stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith. The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

Stockholders Sharing an Address

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

Dissenters’ Rights

Under the CBCA, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the Corporate Actions and we will not independently provide our stockholders with any such rights.

Interest of Certain Person in the Corporate Actions

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the Corporate Actions that is not shared by all of our other stockholders.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM 1 — ELECTION OF DIRECTORS

Directors

Following the Effective Date, our Board will be comprised of 4 directors. Our Colorado Bylaws provide that the number of our directors shall not be more than nine nor less than one, with the exact number to be fixed as the Board determines. After Conversion, the Delaware Bylaws will provide that the number of our directors may be no less than three and no more than seven, with the exact number to be fixed as the Board determines.

On the Board Approval Date, the Board unanimously recommended that stockholders elect the below nominees, and on July 12, 2021, the Majority Stockholders elected these nominees to serve as directors. Each director set forth below will serve until the first annual meeting of stockholders to occur following the first date on which the Common Stock is listed or quoted on a national securities exchange (the “Trigger Date”), or their earlier death, resignation or removal.

The following table sets forth the names, positions and ages of our directors as of the Effective Date.

Name	Age	Position and Term
Gary C. Evans	64	Chairman and Chief Executive Officer (since November 27, 2019)
Joe McClaugherty	70	Director
Gary D. Elliston	68	Director
John Harris	73	Director

Director Qualifications

We believe that individuals who serve on our Board should possess the requisite education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for board members, which are important to our business:

•        Leadership Experience — We seek directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, diverse perspectives, and broad business insight to the company. They demonstrate practical management experience, skills for managing change, and knowledge of industries, geographies and risk management strategies relevant to the Company.

•        Finance Experience — We believe that all directors should possess an understanding of finance and related reporting processes. We also seek directors who qualify as “audit committee financial experts” as defined in rules of the SEC for service on the Audit Committee.

•        Industry Experience — We seek directors who have relevant industry experience including existing and new technologies, new or expanding businesses and a deep understanding of the Company’s business environments.

Biographical information concerning the directors listed above is set forth below.

Gary C. Evans. Chairman and Chief Executive Officer.    Throughout his long career, Gary C. Evans has been a serial entrepreneur across several sectors. Prior to being CEO at Energy Hunter Resources, Inc., Mr. Evans led Magnum Hunter Resources Corporation for seven years, an NYSE listed energy company specializing in unconventional resource plays predominately in the Appalachian Basin and the Eagle Ford. Mr. Evans was also founder and CEO of Eureka Hunter Holdings, LLC, a mid-stream gas gathering company transporting and managing up to 1 BCF of daily natural gas volumes from wells producing in West Virginia and Ohio on approximately 200 miles of newly constructed pipeline during the similar seven-year period. Mr. Evans previously founded and served as the Chairman and Chief Executive Officer of Magnum Hunter Resources Inc. (MHRI), a NYSE listed company, for twenty years before selling MHRI to Cimarex Energy for approximately $2.2 billion in June 2005. Later that year, Mr. Evans formed Wind Hunter Energy, LLC, a renewable energy company which was subsequently acquired in December 2006 by GreenHunter Energy, Inc., an emerging water resource company focusing on oil field water management and clean water technologies active in the Marcellus and Utica resource plays in Appalachia. As founder, Mr. Evans has served as Chairman and Chief Executive Officer of GreenHunter Energy, Inc. from December 2006 until May 2016, when its assets were sold to a private equity fund. Throughout his career, Mr. Evans has raised various forms of capital on Wall Street, the total value of which exceeds $7 Billion. Mr. Evans has also served for 24 years as a Director of Novavax Inc. (Nasdaq: NVAX), a clinical-stage vaccine biotechnology company (whose platform includes a Covid-19 Vaccine) with a market capitalization in excess of $15 Billion. Mr. Evans previously served as Chairman, CEO and Lead Director of Novavax. Mr. Evans, a past Ernst and Young Southwest Area Entrepreneur of the Year for the Energy Sector (2004), is an inductee into E&Y’s World Hall of Fame for Entrepreneurs. Beyond the E&Y honors, Mr. Evans has won numerous awards such as Energy Industry Leader of the year (Finance Monthly, 2013), Best CEO in the “Large Company” category (Texas Top Producers, 2013), (Deal Maker of the Year (Finance Monthly, 2013), among several others. Mr. Evans serves on the Board of the Maguire Energy Institute at Southern Methodist University and speaks frequently on the hemp industry at industry conferences, on radio networks, and podcasts.

Joe L. McClaugherty. Director.    Mr. McClaugherty previously served as a director of Magnum Hunter Resources Corporation from 2006 through 2016 where he served as Lead Director during the last three years of his tenure. Mr. McClaugherty is a senior partner of McClaugherty & Silver, P.C., a full service firm engaged in the practice of civil law, located in Santa Fe, New Mexico. He has practiced law for 40 years and has had a Martindale-Hubbell rating of AV Preeminent for over 20 years and is a Fellow of the International Academy of Trial Lawyers. Prior to founding McClaugherty & Silver, P.C. in 1992, he was the Managing Partner of the Santa Fe office of Kemp, Smith, Duncan & Hammond, and, earlier, of Rodey, Dickason, Sloan, Akin & Robb. Mr. McClaugherty has served on numerous boards of both international and domestic companies. He received a BBA with Honors from the University of Texas in 1973 and a JD with Honors from the University of Texas School of Law in 1976. He is admitted to the Bars of the State of New Mexico, Texas and Colorado, as well as the Federal Bars of the Districts of New Mexico and Colorado, the Tenth Circuit Court of Appeals and the United States Supreme Court. The Company believes that it will benefit from Mr. McClaugherty’s business and law degrees from the University of Texas at Austin, his approximately 40 years of legal experience in a broad-based civil practice and his extensive business experience on boards of both international and domestic companies.

Gary D. Elliston. Director.    Mr. Elliston is the senior founding partner of DeHay & Elliston, L.L.P. where he specializes in the areas of toxic tort, commercial litigation, and professional and product liability litigation. He graduated cum laude from Howard Payne University in 1975, and as a Hatton W. Sumners Foundation Scholar, cum laude, from Southern Methodist University Law School in 1978. In 2007, he received an Honorary Doctorate of Humanities from Howard Payne University. He has served as a member of numerous professional, community and charitable organizations He is licensed to practice law in five states and actively tries cases around the US. He has been recognized multiple years as a Texas Super Lawyer and Best Lawyers in America.

John Harris. Director.    Mr. Harris previously served as a member of the senior leadership team at EDS for approximately 25 years. He is also the former President and CEO of eTelecare Global Solutions; a $300M private equity backed business process outsourcing (“BPO”) company. Prior to eTelecare, Mr. Harris was President and CEO of Seven World Wide, a $400 million private equity backed Marketing Services BPO Company with operations in North America and the United Kingdom. Mr. Harris is a graduate of the University of West Georgia where he earned both a BBA and MBA. He currently serves on the Board of Advisors to the Richardson School of Business at the University of West Georgia. Mr. Harris has held board positions with a number of public and private telecommunications and technology services companies, and currently sits on the board of The Hackett Group. Mr. Harris’s experience as a senior executive and board member at a variety of global companies makes him an important asset as we try to grow and expand the Company’s business.

Compensation of Directors

Going forward, our Chief Executive Officer believes that attracting and retaining qualified non-employee directors will be critical to the future value growth and governance of our company. After the Effective Date, or Chief Executive Officer will recommend to the Board that a significant portion of the total compensation package for our non-employee directors should be equity-based to align the interest of these directors with our stockholders.

Directors who are also our employees will not receive any additional compensation for their service on our Board.

We currently expect that each director will be reimbursed for (i) travel and miscellaneous expenses to attend meetings and activities of our Board or its committees; and (ii) travel and miscellaneous expenses related to such director’s participation in general education and orientation programs for directors.

During the fiscal year ended December 31, 2020, we had no non-employee directors.

Independent Directors

Under NASDAQ Marketplace Rule 5605(a)(2), a director will not be considered an “independent director” if, such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or board committee service) in excess of $120,000 during any twelve month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of the Effective Date, each of Messrs. McClaugherty, Harris, and Elliston will be an “independent director” within the meaning of Nasdaq Marketplace Rule 5605(a)(2). In addition, there will be no family relationships among any of the directors or executive officers of the Company.

Committees of the Board of Directors

Following the Effective Date, our Board will approve charters for each of the following board committees: Audit committee, Nominating and Corporate Governance committee, and Compensation committee. We may have such other committees as the Board shall determine from time to time. Following approval of the committee charters, each of these committees will become effective. We anticipate that each of the standing committees of the Board will have the composition and responsibilities described below.

Audit Committee

A minimum of two individuals will serve as the members of our audit committee. As required by the rules of the Commission and listing standards of the NASDAQ, where we currently anticipate applying to have our Common Stock listed, the audit committee will consist solely of independent directors within one year of the listing date. Commission rules also require that a public company disclose whether or not its audit committee has an “audit committee financial expert” as a member. An “audit committee financial expert” is defined as a person who, based on his or her experience, possesses the attributes outlined in such rules. Michael McManus satisfies the definition of “audit committee financial expert” and we currently anticipate that he will be a member of the audit committee.

The audit committee will oversee, review, act on and report on various auditing and accounting matters to our Board, including: the selection of our independent registered public accounting firm, the scope of our annual audits, fees to be paid to the independent registered public accounting firm, the performance of our independent registered public accounting firm and our accounting practices. In addition, the audit committee will oversee our compliance programs relating to legal and regulatory requirements. We will adopt an audit committee charter defining the committee’s primary duties in a manner consistent with the rules of the Commission and the NASDAQ.

Compensation Committee

Following the Effective Date, a minimum of three individuals will serve as members of our compensation committee. Our compensation committee will review and recommend policies relating to compensation and benefits of our directors and employees and will be responsible for approving the compensation of our Chief Executive Officer and other executive officers. We will adopt a compensation committee charter defining the committee’s primary duties in a manner consistent with the rules of the Commission and NASDAQ.

Nominating and Corporate Governance

Following the Effective Date, a minimum of three individuals will serve as members of our nominating and corporate governance committee. Our nominating and corporate governance committee will select or recommend that the Board select candidates for election to our Board, develop and recommend to the Board corporate governance guidelines that will be applicable to us and oversee board of director and management evaluations. We will adopt a nominating and corporate governance committee charter defining the committee’s primary duties in a manner consistent with the rules of the Commission and NASDAQ.

Code of Business Conduct and Ethics

Following the Effective Date, our Board will adopt a code of business conduct and ethics applicable to our employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of the NASDAQ. Any waiver of this code may be made only by our Board and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of the NASDAQ.

Our Chief Executive Officer has undertaken a review of the independence of each director that will take office after the Effective Date. Based on information provided by each prospective director concerning his or her background, employment and affiliations, our Board has determined that none of Mr. McClaugherty, Mr. Elliston, or Mr. Harris has a material relationship with us that could compromise his or her ability to exercise dependent judgment in carrying out his or her responsibilities and that each of these directors is “independent” as that term is defined under the listing standards of NASDAQ.

Lead Independent Director

If at any time after the Effective Date, the offices of Chairman of the Board and Chief Executive Officer are held by the same person, we currently intend that the independent members of the Board will elect on an annual basis with a majority vote an independent director to serve in a lead capacity (the “Lead Independent Director”). The Lead Independent Director will coordinate the activities of the other independent directors and perform such other duties and responsibilities as the Board may determine. After the Effective Date, the Board will adopt a Lead Independent Director Charter defining the Lead Independent Director’s primary duties in a manner consistent with the rules of the Commission and NASDAQ. After adoption of the Lead Independent Director Charter, it is anticipated that the Board will select a Lead Independent Director.

Corporate Governance Guidelines

After the Effective Date, we anticipate that the Board will adopt corporate governance guidelines in accordance with the corporate governance rules of the NASDAQ.

Related Party Transactions

Other than as set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the period ended March 31, 2021, we have not entered into any transaction during fiscal year ended December 31, 2020 in which, prior to the date of this filing, any related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest. To the extent, any of our incoming directors have been involved in a related party transaction we have set forth that information forth herein.

We have established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons, including those required to be reported under Item 404 of Regulation S-K. These policies and procedures are generally not in writing, but are evidenced by long standing principles set forth in our Code of Ethics or adhered to by our Board. As set forth in the Audit Committee Charter, as and to the extent required under applicable federal securities laws and related rules and regulations, and/or the NASDAQ Rules, related party transactions are to be reviewed and approved, if appropriate, by the Audit Committee. Generally, we enter into such transactions only on terms that we believe are at least as favorable to the Company as those that we could obtain from an unrelated third party.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the rules thereunder require our officers and directors, and persons that own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies. As of the date of this filing, the required Section 16 reports to be filed on behalf of Gary C. Evans, our CEO and sole executive officer, have been delinquent. The Company has evaluated the cause of the delinquent filings and is in the process of enacting additional controls to prevent future delinquent filings. The Company anticipates that these delinquent filings will be corrected shortly after the filing date of this Information Statement.

Communicating with the Board of Directors

After the Effective Date, we have established a hotline for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our ethics policy including matters relating to accounting and auditing. In addition, we anticipate the Audit Committee establishing procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. After the Effective Date, written communications from our stockholders and employees can be sent to: Generation Hemp, Inc., Attention: Audit Committee Chair, 8533 Midway Road, Dallas, Texas 75209. Copies of written communications received at such address will then be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, vendor solicitations and communications that do not relate directly or indirectly to our business or communications that relate to improper or irrelevant topics.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock, Series A Preferred, and Series B Preferred as of the Record Date, for:

i.       each person or entity who, to our knowledge, beneficially owns more than 5% of each class or series of our outstanding stock;

ii.      each executive officer and named officer;

iii.     each director who will be in office as of the Effective Date; and

iv.      all of our officers and directors (as of the Effective Date) as a group.

Except as indicated in the footnotes to the following table, the persons named in the table has sole voting and investment power with respect to all shares of Common Stock and preferred stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: C/O Generation Hemp, Inc., 8533 Midway Road, Dallas, Texas 75209.

Title of Class	Name of Beneficial Owner	Amount and Nature of Ownership(1)(3)	Percent of Class(1)(2)	Percent of Voting Securities(4)
Common Stock, no par value:	Gary C. Evans	1,161,970	3.3%	33.5%
	Satellite Overseas (Holdings) Limited	1,000,000	2.9%	23.7%
	Gary Elliston	4,090,909	11.7%	3.7%
	John Harris	284,090	0.8%	0.3%
	Joe McClaugherty	71,022	0.2%	1.6%
	All officers and directors as a group	5,607,991	16.0%	35.4%
Series A Preferred, no par value:	Gary C. Evans	3,000,000	47.4%	33.5%
	Satellite Overseas (Holdings) Limited	2,105,262	33.3%	23.7%
	Joe McClaugherty	145,260	2.3%	1.6%
	All officers and directors as a group	3,145,260	49.7%	35.1%
Series B Preferred, no par value:	Gary C. Evans	50	37.0%	33.5%
	Gary Elliston	25	18.5%	3.7%
	All officers and directors as a group	75	55.6%	37.2%

____________

(1)      Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power to the shares of the Common Stock. For each Beneficial Owner listed, any options or convertible securities exercisable or convertible within 60 days have been also included for purposes of calculating their beneficial ownership of outstanding Common Stock.

(2)      Ownership percentage based on 110,925,329 fully diluted shares of Common Stock outstanding, including the number of shares of Common Stock issuable upon the conversion of the Series A Preferred, as calculated on an as-converted basis. As of July 1, 2021, there were 34,977,953 shares of our Common Stock and 6,328,948 shares of Series A Preferred, issued and outstanding. Each share of the Series A Preferred shall (a) convert into 12 shares of Common Stock of the Company, (b) possess full voting rights, on an as-converted basis, as the Common Stock of the Company, and (c) have no dividend rate.

(3)      Mr. Evans holds 3,000,0000 shares of Series A Preferred convertible into 36,000,000 shares of Common Stock.

(4)      Voting securities include both Common Stock and Series A Preferred, as calculated on a fully-diluted, as-converted basis with each share of Series A Preferred equivalent to 12 shares of Common Stock.

TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

Related Transactions

Home Treasure Finders Merger

On November 27, 2019, Generation Hemp, Inc. (f/k/a Home Treasure Finders, Inc.) (“HTF”) completed the purchase of approximately 68% of the common stock of Energy Hunter Resources, Inc. (“EHR”) through the issuance of 6,328,948 shares of the Company’s Series A Preferred Stock (“Series A Preferred”). Each share of the Series A Preferred; (a) converts into 12 shares of Common Stock, (b) possesses full voting rights, on an as-converted basis, with the Common Stock, and (c) has no dividend rate. The acquisition, together with the other transactions contemplated by the Stock Purchase Agreement, dated August 15, 2019 are referred to herein as the “Transaction”. In connection with the closing of the Transaction, HTF changed its name to Generation Hemp, Inc.

The Transaction was accounted for as a reverse merger, whereby EHR is considered to be the accounting acquirer and became a majority-owned subsidiary of the Company. Accordingly, the Company’s historical financial statements prior to the reverse merger were replaced with the historical financial statements of EHR prior to the reverse merger and in this and all future filings with the U.S. Securities and Exchange Commission.

Upon completion of the Transaction, Gary C. Evans, previous Chairman and Chief Executive Officer of Energy Hunter Resources, Inc., became Chairman of the Board of Directors and Chief Executive Officer. In addition, through this Transaction, Mr. Evans, Mr. McClaugherty, and Satellite Overseas (Holdings) Limited acquired their existing ownership of the Series A Preferred.

In an exchange transaction also effective November 27, 2019 (the “EHR Series C Exchange”), the Company acquired an additional 26% of the common stock of EHR through the issuance of Common Stock and warrants.

The Company owns approximately 94% of the issued and outstanding common stock of EHR. Thus, EHR became a majority-owned subsidiary of the Company.

2021 Issuances of Common Stock Units — In the first quarter of 2021, the Company issued 800,000 common stock units for total proceeds of $400,000. Each common stock unit consists of one share of common stock and a warrant for the purchase of two shares of common stock for $0.50 each. Each warrant is exercisable any time before its expiration on the second anniversary of its issuance. Mr. Evans purchased 100,000 commons stock units in this issuance.

Subordinated Promissory Note to Gary C. Evans — Gary C. Evans made advances of $490,000 to the Company during 2020 under a subordinated promissory note due September 30, 2021. The note bears interest at 10% per annum. Accrued interest on this subordinated promissory note totaled $22,393 at December 31, 2020.

December 2020 Issuance of Series B Preferred Stock Units — On December 30, 2020, the Company sold to certain accredited investors, including Gary C. Evans (50 shares), CEO and chairman, and Gary Elliston (25 shares), one of our incoming directors, an aggregate of 135 preferred stock units comprised of (i) one share of Series B Redeemable Convertible Preferred Stock, no par value, and (ii) one warrant exercisable for 50,000 shares of common stock of the Company. On March 9, 2021, Mr. Elliston exercised cash warrants received by him in the Series B Preferred Stock Unit issuance for 1,250,000 shares of common stock.

Senior Secured Promissory Note — On March 31, 2017, the Company entered into a subscription agreement under which we issued a $3,000,000 10% Senior Secured Promissory Note with an initial maturity of September 1, 2017 to Satellite Overseas (Holdings) Limited (“SOHL”). Upon maturity, at the option of the holder, the Senior Secured Promissory Note may either become due and payable or convert into shares of common stock at 75% of the share price in a qualified equity offering. On March 9, 2021, the total principal, interest and accrued fees under the Senior Secured Promissory Note with SOHL was contributed to Company and exchanged into 1,000,000 common shares.

Gary C. Evans Convertible Note with EHR.    In October and December of 2019, Mr. Evans advanced EHR $370,770 under a convertible note bearing interest at 10% per annum. This note, including accrued interest, was converted into 1,061,970 shares of common stock on December 31, 2019.

EHR Series C Exchange — In the third quarter of 2019, EHR raised $850,000 of additional funding through the issuance of 34,000 shares of EHR Series C Preferred Stock. The EHR Series C Preferred Stock converted into 2,414,773 shares of EHR’s common stock upon completion of the Transaction. These common shares were initially accounted for as noncontrolling interests in EHR. In an exchange transaction effective November 27, 2019, the Company acquired these noncontrolling interests representing approximately 26% of the ownership of EHR through the issuance of 2,414,773 shares of Company common stock and 14,488,638 warrants for the purchase of Company common stock. The warrants have an exercise price of $0.352 per share and expire on November 27, 2021. The warrants may be redeemed beginning October 1, 2020 for $0.0001 per warrant at the Company’s option with 30-days advanced notice should the volume weighted average price exceed $1.00 for any five out of seven consecutive trading days with a minimum average daily trading volume for such seven-day period of at least 25,000 shares of common stock. One-half of the warrants have a cashless exercise feature.

Pursuant to the EHR Series C Exchange, on November 27, 2019, John Harris, an incoming director, obtained beneficial ownership of 71,022 shares of common stock, 213, 068 cash warrants, and 213,068 cashless warrants. On February 26, 2021, Mr. Harris exercised his cash warrants for the purchase of 213,068 shares of common stock. Also, pursuant to the EHR Series C Exchange, Gary Elliston, an incoming director, received 710,227 shares of common stock, 2,130,682 cash warrants, and 2,130,682 cashless warrants in the Company. On March 9, 2021, Mr. Elliston exercised his cash warrants and received 2,130,682 shares of common stock. Lastly, pursuant to the EHR Series C Exchange, Joe McClaugherty, also an incoming director, received 71,022 shares of common stock, 213, 068 cash warrants, and 213,068 cashless warrants.

Board Role in Risk Oversight

Our Board of Directors is responsible for the oversight of the Company’s risk management efforts. Members of management are responsible for particular areas of risk for the company and provide presentations, information and updates on risk management efforts as requested by our Board.

Family Relationships

There are no family relationships among our executive officers and directors.

ITEM 2 — CONVERSION

Overview

The Board has unanimously approved and, by written consent, the Majority Stockholders have approved, the Plan of Conversion pursuant to which the Company will effect the Conversion, in compliance with the Delaware General Corporation Law (the “DGCL”) and the CBCA.

Principal Reasons for the Conversion Under Delaware Law

Corporate Law

As we plan for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions.

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the CBCA.

In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law interpreting Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Conversion from Colorado to Delaware may also make it easier to attract future candidates willing to serve on our Board of Directors, because many such candidates are already familiar with Delaware corporate law from their past business experience

Procedure for Effecting the Conversion

To accomplish the Conversion, the Board has adopted a Plan of Conversion. The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the DGCL.

The Board will cause the Conversion to be effected as soon as practicable after the Effective Date by filing with the Secretary of State of the State of Colorado a statement of conversion (the “Colorado Statement of Conversion”) and will file with the Secretary of State of the State of Delaware (a) a certificate of conversion (the “Delaware Certificate of Conversion”) and (b) the Delaware Certificate. In addition, the Board adopted the Delaware Bylaws for the Company, which will take effect after the date of Conversion.

Notwithstanding the foregoing, the Conversion may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Conversion, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders. The Conversion would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Colorado and the Secretary of State of the State of Delaware, as applicable) of the Colorado Statement of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate.

The text of the form of Plan of Conversion is set forth in Appendix C to this Information Statement and the summary herein is qualified by reference to Appendix C.

Certain Differences Between the Corporate Laws of Colorado and Delaware

As a result of differences between (i) the CBCA, which will continue to govern the Company until the Conversion, and the DGCL, which will govern the Company upon the Conversion, (ii) the Colorado Articles of Incorporation (“Colorado Articles”) and the Delaware Certificate, and (iii) the Colorado Bylaws (“Colorado Bylaws”) and the Delaware Bylaws, the Conversion will effect a number of changes in the rights of the Company’s shareholders. Summarized below are significant provisions of the CBCA and the DGCL, along with the differences between the rights of the stockholders of the Company immediately before and immediately after the Conversion resulting from the differences between the CBCA and the DGCL, the Colorado Articles and Colorado Bylaws, and the Delaware Certificate and Delaware Bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CBCA, the DGCL, the Colorado Articles, the Colorado Bylaws, the Delaware Certificate and the Delaware Bylaws.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents
Authorized Capital Stock

The Colorado Articles authorize 100,000,000 shares of common stock, no par value and 25,000,000 shares preferred stock, no par value. As of immediately prior to the Change in Domicile Conversion, the Corporation had 34,977,953 shares of common stock and 6,329,083 shares of preferred stock outstanding.

The Delaware Certificate will authorize 200,000,000 shares of capital stock, par value $.00001 per share and 20 million shares of preferred stock, par value $.00001 per share. As of immediately following the Change in Domicile Conversion, the Corporation will have 34,977,953 shares of common stock and 6,329,083 shares of preferred stock outstanding.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents
Number of Directors	Colorado law provides that a corporation must have at least one director and the number of directors must be specified in the corporation’s bylaws.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

The Colorado Articles provide that the number of directors shall be fixed by the Colorado Bylaws, with three directors constituting the initial Board of Directors. The Colorado Bylaws provide that the number of directors of the Corporation shall be fixed from time to time by the Board of Directors, provided that the number of directors shall not be more than nine nor less than one.

The Delaware Certificate provides that the number of directs shall be fixed by the Delaware Bylaws and unless the Delaware Bylaws require it, the election of directors need not be by written ballot. Under the Delaware Bylaws, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board of Directors.

Dissenters’ (Appraisal) Rights

Under Colorado law, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business, (ii) to merge or consolidate with another corporation, or (iii) to participate in a share exchange. Dissenters’ rights under the CRS are available to both record holders and beneficial holders.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, stockholders have no appraisal rights in the event of a sale, lease, or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders.

	Neither the Colorado Articles nor the Colorado Bylaws contains a provision regarding dissenters’ rights.	Neither the Delaware Articles nor the Delaware Bylaws contains a provision regarding dissenters’ rights.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents
Dividends

The CRS permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The CRS no longer includes par value or statutory definitions of capital and surplus.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation). The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital. The DGCL also retains the concept of par value.

Neither the Colorado Articles nor the Colorado Bylaws contains a provision regarding dividends.

Under the Delaware Bylaws, dividends may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

Indemnification of Directors and Officers

Colorado law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful.

Delaware law provides that a corporation may indemnify a director, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. Unlike Colorado law, Delaware law allows a corporation’s articles of incorporation to limit indemnification.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents

The Colorado Articles require the Corporation to indemnify any person who is or was a director, officer, agent, fiduciary or employee of the Corporation to the fullest extent allowed by the laws of Colorado.

The Delaware Certificate authorizes the Corporation, to the fullest extent permitted by applicable law, to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which DGCL permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL

Removal of Directors

Colorado law provides that any director may be removed, with or without cause, by the vote of those holders exceeding those holders opposed to the director’s removal but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.

Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, Delaware law also provides that, so long as a Delaware corporation has a classified board of directors, unless otherwise provided in the corporation’s certificate of incorporation, stockholders may effect such removal only for cause.

The Colorado Articles provide that the Corporation’s directors shall be removable in the manner provided by the statutes of Colorado. The Colorado Bylaws specify that a majority of the shares entitled to vote at an election of directors may remove the entire board or any lesser number of directors with or without cause. However, if less than the entire Board of Directors is to be removed, no one of the directors may be removed if the vote cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors. Notwithstanding, the Board of Directors, by a majority vote, may remove a director, with or without cause, provided that such director was appointed by the Board of Directors and not elected or approved by the shareholders.

The Delaware Certificate and Delaware Bylaws provides that until the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors (including any Preferred Stock Designation thereunder), any director may be removed at any time, either for or without cause, by a majority of the shares entitled to vote at an election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted). On and after the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors (including any Preferred Stock Designation) thereunder), any director may be removed only for cause, by at least 75% of the shares entitled to vote at an election of directors, voting together as a single class and acting at a meeting of the stockholders.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents
Special Meetings

Under the CRS, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.

Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.

The Colorado Bylaws provide that special meetings of the shareholders, for any purpose, unless otherwise prescribed by statute, may be called by the president or by the board of directors, and shall be called by the president at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting.

The Delaware Certificate provides that special meetings of stockholders may be called only by a majority vote of the Board of Directors; provided, however, that prior to the Trigger Date, special meetings may also be called by the Secretary of the Corporation at the request of the holders of record of a majority of the outstanding shares of Common Stock. The authorized person(s) calling a special meeting may fix the date, time and place, if any, of such meeting. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock, the stockholders of the Corporation do not have the power to call or request a special meeting of stockholders of the Corporation. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors.

Action by Shareholders Without a Meeting

Colorado law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Delaware law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents

The Colorado Articles provide that any action required or permitted by the provisions of the CBCA to be taken at a shareholder meeting may be taken without a meeting if the Corporation receives a written consent (or counterpart thereof) setting forth the action to be taken, signed by all of the shareholders entitled to vote with respect to the subject matter thereof. A written consent approved by the requisite shareholders shall have the same force and effect as a unanimous vote of all shareholders of the Corporation.

The Delaware Certificate and the Delaware Bylaws provide that prior to the Trigger Date, any action required or permitted to be taken at any annual meeting or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock and except as otherwise expressly provided by the terms of any series of Preferred Stock (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) permitting the holders of such series of Preferred Stock to act by written consent, if any, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

Elimination of Directors’ Liability for Monetary Damages

Colorado law permits a corporation pursuant to its articles of incorporation to include a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director, except such provision shall not limit liability for any breach of the director’s duty of loyalty to the corporation or its shareholders, or for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for payment of a dividend or a stock repurchase or redemption in violation of Colorado law or for any transaction from which the director derived an improper personal benefit.

Delaware law permits a corporation, pursuant to its certificate of incorporation, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (1) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the Corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents

The Colorado Articles exculpates directors of the Corporation from personal liability for all monetary damages for breach of fiduciary duty as a director, except that the Colorado Articles do not eliminate or limit the liability of the Corporation’s directors for monetary damages otherwise existing for: (i) any breach of the director’s duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) certain acts specified in the CBCA relating to any unlawful distribution; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit.

The Delaware Certificate provides that, to the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Quorum

Colorado law provides that, unless the corporation’s articles of incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter.

Delaware law provides that, the corporation’s certificate of incorporation may specify the number of shares which should be present entitled to be cast on a matter to constitute a quorum for action on that matter. But in no event shall the quorum be less than 1/3 of the shares entitled to vote.

The Colorado Articles provide that at all meetings of shareholders, a majority of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group. The Colorado Bylaws provide that one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than one-third of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days.

The Delaware Bylaws provides that unless otherwise required by law, the Delaware Certificate or the Delaware Bylaws, a majority of the shares entitled to vote at a meeting of stockholders, present in person or represented by proxy, shall constitute a quorum. If, however, a quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents
Shareholder Rights Under Corporate Charters

The rights of shareholders under the Delaware Certificates and the Colorado Articles are substantially the same. The corporation’s shareholders do not have the right to maintain their proportionate interest in the corporation in the event the corporation elects to sell additional shares of common stock (i.e. “preemptive rights”) or the right to vote their shares for less than all directors (i.e. “cumulative voting”) at any shareholders’ meeting at which directors are to be elected.

The rights of shareholders under the Delaware Certificates and the Colorado Articles are substantially the same. The Corporation’s shareholders do not have the right to maintain their proportionate interest in the Corporation in the event the Corporation elects to sell additional shares of common stock (i.e. “preemptive rights”) or the right to vote their shares for less than all directors (i.e. “cumulative voting”) at any shareholders’ meeting at which directors are to be elected.

The Colorado Articles provide that shareholders do not have preemptive rights to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

Neither the Delaware Certificate nor the Delaware Bylaws contains a provision regarding shareholder rights.
Blank Check Preferred Stock

Under the CBCA, if the articles of incorporation so provide, a corporation may issue one or more classes of stock or one or more series of stock within any class, with such preferences, limitations and relative rights as determined by the board of directors without shareholder approval (“Blank Check Preferred Stock”).

The DGCL also permits, if authorized by the certificate of incorporation, the issuance of Blank Check Preferred Stock with preferences, limitations and relative rights determined by a corporation’s board of directors without stockholder approval.

The Colorado Articles authorize 25,000,000 shares of non-voting preferred stock. The Articles provide that the preferred stock shall be issued in one or more series as may be determined from time to time by the Board of Directors and that the Board of Directors shall fix the number of shares in such series, and the preferences, rights and restrictions thereof.

The Delaware Certificate will authorize 20,000,000 shares of preferred stock. The Certificate provides that the preferred stock shall be issued in one or more series as may be determined from time to time by the Board of Directors and that the Board of Directors shall fix the number of shares in such series, and the preferences, rights and restrictions thereof.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents
Amendment or Repeal of Bylaws

Under the CRS, shareholders may amend the bylaws. Directors are also permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless the bylaws prohibit the directors from doing so. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

The Colorado Bylaws provide that the Board of Directors shall have power, to the maximum extent permitted by the CBCA, to make, amend and repeal the bylaws of the Corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. Under the Colorado Bylaws, shareholders shall also have the power to make, amend or repeal the bylaws of the Corporation at any annual meeting or any special meeting called for that purpose.

The Delaware Certificate and Delaware Bylaws provide that the Board of Directors may adopt, make, alter, amend, repeal and rescind any and all bylaws of the Corporation, whether adopted by them or otherwise with the approval of a majority of the Board. The Certificate also gives stockholders the power to adopt, amend or repeal the bylaws of the Corporation, provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate, the bylaws shall not be adopted, altered, amended or repealed by the stockholders (A) prior to the Trigger Date, except by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, or (B) on and after the Trigger Date, except by the affirmative vote of holders of not less than 66 2⁄3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class.

Cumulative Voting; Vote Required for Election of Directors

Under the CRS, shareholders have the right to cumulate their votes in the election of directors unless otherwise provided in the articles of incorporation. In addition, the CBCA provides that, absent a provision to the contrary in a corporation’s articles of incorporation, the election of directors will be by a plurality vote of the shareholders entitled to vote.

A Delaware Corporation may provide for cumulative voting in the Corporation’s certificate of incorporation. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents

The Colorado Articles and Colorado Bylaws expressly prohibit cumulative voting for the election of directors or otherwise. The Colorado Bylaws provide that in an election of directors, each record holder of stock entitled to vote at such election shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote. At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.

The Delaware Certificate does not provide for cumulative voting. The Delaware Bylaws provide that unless otherwise required by law or the Delaware Certificate the election of directors shall be by written ballot and shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election.

Amendment or Repeal of Charter

Under Colorado law, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the Board of Directors. Amendments to the certificate of incorporation generally require that the Board of Directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Neither the Colorado Articles nor the Colorado Bylaws contains a provision regarding amendment or repeal of the Articles.

The Delaware Certificate of incorporation expressly reserves the right to amend or repeal any provision contained in the Delaware Certificate of incorporation in the manner prescribed by Delaware statute.

Franchise Tax	The State of Colorado has no franchise tax.	The State of Delaware requires corporations to pay an annual franchise tax.
Business Combination Statute	The CBCA does not contain any business combination provisions.

Subject to certain exceptions, Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with “interested stockholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock). However, a corporation may opt out of Section 203 if its charter or shareholder-approved bylaws contains a provision expressly electing not to be governed by it.

Provision	Colorado law and Colorado Corporation’s governing documents	Delaware law and Delaware Corporation’s governing documents
Examination of Books and Records

Under the CBCA, any record or beneficial shareholder of the corporation may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

The inspection rights of the stockholders are generally the same under the DGCL and the CBCA, except: (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if the corporation refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

	Neither the Colorado Articles nor the Colorado Bylaws contains a provision regarding examination rights.	Neither the Delaware Certificate nor the Delaware Bylaws contains a provision regarding examination rights.

Limitations of Liability and Indemnification Matters

We currently anticipating entering into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our Delaware Certificate and Delaware Bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer or at our request. We believe that these provisions in our Delaware Certificate and Delaware Bylaws, and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

The above description of the indemnification provisions of our Delaware Certificate and Delaware Bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents, each of which is filed as an exhibit to this Information Statement. See below Item 5 — Ratification of Indemnification Agreements.

The limitation of liability and indemnification provisions in our Delaware Certificate and Delaware Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Procedures for Filing the Delaware Certificate and Effective Date

We currently anticipate that the Delaware Certificate will filed with the Delaware Secretary of State within fifteen (15) days of the Effective Date. In accordance with the rules and regulations of the SEC, in no event will the Effective Date be sooner than twenty (20) days after the Information Statement is mailed to the stockholders. The Board shall have the authority to file the Delaware Certificate for twelve (12) months following the date of the written consent from the Majority Stockholders.

The text of the form of Delaware Certificate accompanying this Information Statement is, however, subject to amendment to reflect any changes that may be required by the Secretary of State of the State of Delaware, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law.

The text of the form of Delaware Certificate is set forth in Appendix A to this Information Statement and the summary herein is qualified by reference to Appendix A.

ITEM 3 — RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

Marcum LLP has served as our independent auditors and accountants since May 11, 2020. Since May 11, 2020, there were no disagreements between us and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Majority Stockholders ratified the Board’s appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Stockholder ratification of the selection of Marcum LLP as our independent auditors is not required by the Colorado Bylaws or otherwise. However, the Board submitted the selection of Marcum LLP for written consent to the Majority Stockholders for ratification as a matter of corporate practice. Once in place, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to us for the fiscal years ended December 31, 2020 and 2019 by Marcum LLP, our independent registered public accounting firm:

	2020	2019
Audit fees	$212,250	$24,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$212,250	$24,000

Audit Fees

Audit fees include the aggregate fees billed by our principal accountants for professional services rendered for the audit of our annual consolidated financial statements, and reviews of quarterly consolidated financial statements included in our reports on Form 10-Q, and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees

Audit-Related Fess consist of the aggregate fees billed for services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax fees include the aggregate fees billed by our principal accountants for tax compliance, tax advice and tax planning rendered on our behalf, which are primarily related to the preparation of federal and state income tax returns.

All Other Fees

Our principal accountants billed no additional fees for the fiscal years ended December 31, 2020 and 2019, except as disclosed above.

ITEM 4 — adoption of the 2021 Omnibus Incentive Plan (“2021 Plan”)

Summary

Our 2021 Omnibus Incentive Plan (the “2021 Plan”) was adopted on the Board Approval Date and has been approved by our Majority Stockholders on July 12, 2021. The 2021 Plan was adopted to promote our long-term success and the creation of stockholder value by:

•        Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;

•        Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of our Common Stock;

•        Motivating participants, through equity incentive awards, to achieve long-term growth in our business, in addition to short-term financial performance; and

•        Providing a long-term equity incentive program that is competitive as compared to other companies with whom we compete for talent.

The 2021 Plan permits the discretionary award of incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), and other equity awards to selected participants. The 2021 Plan will remain in effect until June 30, 2031.

The 2021 Plan provides for the initial reservation of 15,000,000 shares of Common Stock for issuance thereunder (the “Share Limit”), and provides that the maximum number of shares that may be issued pursuant to the exercise of ISOs is 15,000,000 (the “ISO Limit”). The number of shares of Common Stock available for issuance under the 2021 Plan constituted approximately 13.1% of our fully diluted shares of Common Stock outstanding as of the Board Approval Date, including shares issuable upon the conversion of Series A and Series B Preferred, as calculated on an as-converted basis. On the one-year anniversary date of the 2021 Plan, the number of shares of Common Stock reserved for issuance thereunder shall automatically increase to 20% of the fully diluted shares of Common Stock outstanding, including shares issuable upon the conversion of Series A and Series B Preferred, as calculated on an as-converted basis, and the ISO Limit will be adjusted to equal the increased number of shares of Common Stock issuable under the 2021 Plan.

Attached as Appendix D is a copy of the 2021 Plan. The description herein of the 2021 Plan is qualified by reference to Appendix D.

Key Features of the 2021 Plan

Certain key features of the 2021 Plan are summarized as follows:

•        If not terminated earlier by our Board, grants under the 2021 Plan will not be allowed after June 30, 2031;

•        Up to a maximum aggregate of 15,000,000 shares of Common Stock may be issued under the 2021 Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs is also 15,000,000;

•        On the one-year anniversary of the 2021 Plan, the number of shares of Common Stock reserved for issuance thereunder shall automatically increase to 20% of the fully diluted shares of Common Stock outstanding, including shares issuable upon the conversion of Series A and Series B Preferred, as calculated on an as-converted basis, and the maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs shall be adjusted to equal such increased number of shares of Common Stock issuable under the 2021 Plan.

•        The 2021 Plan will generally be administered by a committee comprised solely of independent members of our Board. This committee will be the Compensation Committee (the “Committee”) unless otherwise designated by our Board. The Board may designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act;

•        Employees, consultants and board members are eligible to receive awards, provided that the Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards;

•        Awards may consist of ISOs, NQSOs, restricted stock, RSUs, SARs, and other equity awards;

•        Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our Common Stock on the date of grant, and in the case of a ten percent (10%) shareholder, the per share exercise price for an ISO shall not be less than one hundred ten percent (110%) of the fair market value of a share of our Common Stock on the date the ISO is granted;

•        The maximum exercisable term of stock options and SARs may not exceed ten years (provided, however, that in the case of a ten percent (10%) shareholder, the maximum exercisable term of an ISO may not exceed five years); and

•        Awards are subject to recoupment of compensation policies adopted by us.

Eligibility to Receive Awards

The Company’s employees, consultants and board members (and certain of our affiliated companies) are eligible to receive awards under the 2021 Plan. The Committee determines, in its discretion, the selected participants who will be granted awards under the 2021 Plan.

Shares Subject to the 2021 Plan

The maximum initial number of shares of Common Stock that can be issued under the 2021 Plan is 15,000,000 shares. On the one-year anniversary of the 2021 Plan, the number of shares of Common Stock reserved for issuance thereunder shall automatically increase to 20% of the fully diluted shares of Common Stock outstanding, including all convertible securities, such as shares issuable upon the conversion of Series A and Series B Preferred, as calculated on an as-converted basis.

The shares of Common Stock underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2021 Plan.

No fractional shares may be issued under the 2021 Plan.

No shares of Common Stock will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the 2021 Plan

The 2021 Plan will be administered by the Committee, which shall consist of independent board members. With respect to certain awards issued under the 2021 Plan, the members of the Committee also must be “Non-Employee Directors” under Rule 16b-3 of the Exchange Act. Subject to the terms of the 2021 Plan, the Committee has the sole discretion, among other things, to:

•        Select the individuals who will receive awards;

•        Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

•        Correct any defect, supply any omission, or reconcile any inconsistency in the 2021 Plan or any award agreement;

•        Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2021 Plan;

•        Permit a participant to defer compensation to be provided by an award; and

•        Interpret the provisions of the 2021 Plan and outstanding awards.

The Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board may implement on the recoupment of compensation (referred to as a “clawback” policy). The members of the Board, the Committee and their delegates shall be indemnified by us to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2021 Plan.

Types of Awards.

•        Stock Options.    A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The exercise price of each stock option granted under the 2021 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Committee. Stock options granted under the 2021 Plan may be either ISOs or NQSOs. In order to comply with Treasury Regulation Section 1.422-2(b), the 2021 Plan provides that no more than 15,000,000 shares may be issued pursuant to the exercise of ISOs.

•        SARs.    A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the Committee may determine. SARs may not be repriced or exchanged without stockholder approval.

•        Restricted Stock.    A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Committee. The Committee also will determine any other terms and conditions of an award of restricted stock.

•        RSUs.    RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. The Committee will determine all of the terms and conditions of an award of RSUs. Payment for vested RSUs may be in shares of Common Stock or in cash, or any combination thereof, as the Committee may determine. RSUs represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

•        Other Awards.    The 2021 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. Substitute awards may be issued under the 2021 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

•        Limited Transferability of Awards.    Awards granted under the 2021 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Committee may in its discretion permit the transfer of awards other than ISOs.

Change in Control.

In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2021 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the selected participant. The Committee will decide the effect of a change in control of us on outstanding awards.

Amendment and Termination of the 2021 Plan.

The Board generally may amend or terminate the 2021 Plan at any time and for any reason, except that it must obtain stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Federal Tax Consequences of the 2021 Plan

The following is a general summary, as of the date of this information statement, of the federal income tax consequences to participants and the Company of transactions under the 2021 Plan. This summary is intended for general information only and not as tax guidance to participants in the 2021 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2021 Plan.

•        Incentive Stock Options.    With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our Common Stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our Common Stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our Common Stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

•        Non-Qualified Stock Options.    The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-qualified stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our Common Stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-qualified stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

•        SARs.    The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

•        Restricted Stock, RSUs, and Other Stock-Based Awards.    The federal income tax consequences with respect to restricted stock, RSUs, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

•        Withholding Obligations.    We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the 2021 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Compensation Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of Common Stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

•        Code Section 409A.    A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

•        Code Section 162(m).    Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million.

ITEM 5 — RATIFICATION OF INDEMNIFICATION AGREEMENTS

On July 1, 2021 the Board adopted and, by written consent, on July 12, 2021, the Required Shareholders approved the Indemnification Agreement to be entered into by the Company and each of its current and future directors and executive officers following the Conversion. The Board further authorized the Company to enter into the Indemnification Agreement with any other persons or categories of persons that may be designated from time to time by the Board.

The Indemnification Agreements will require the Company to indemnify its directors and executive officers against any and all expenses, including attorneys’ fees, witness fees, damages, judgments, fines, settlements and other amounts, incurred in connection with any action, suit or proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or executive officer of the Company or a director, officer or employee of any of the Company’s affiliated enterprises, on the condition that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The Indemnification Agreements also establish the processes and procedures for indemnification claims, advancement of expenses and costs and other determinations with respect to indemnification.

The foregoing description of the form of Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached hereto as Appendix E.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our filings with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Generation Hemp, Inc., 8533 Midway Road, Dallas, Texas 75209 (https://www.genhempinc.com/).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT IS PROVIDED TO THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK OF THE COMPANY AS OF THE RECORD DATE ONLY FOR INFORMATIONAL PURPOSES IN CONNECTION WITH CORPORATE ACTIONS PURSUANT TO AND IN ACCORDANCE WITH RULE 14C-2 OF THE EXCHANGE ACT. PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

Dated: July 26, 2021
By Order of the Board of Directors
/s/ Gary C. Evans
Gary C. Evans
Chairman and Chief Executive Officer

Appendix A

FORM OF DELAWARE CERTIFICATE

CERTIFICATE OF INCORPORATION OF

GENERATION HEMP, INC.

WHEREAS, the individual named below, desiring to form a corporation under the laws of the State of Delaware hereby causes this Certificate of Incorporation to be delivered to the Delaware Secretary of State for filing, pursuant to Section 103 of the Delaware General Corporation Law, and states as follows.

ARTICLE I.

The name of this corporation (the “Corporation”) is Generation Hemp, Inc.

ARTICLE II.

The registered office of the Corporation in the State of Delaware is to be located at 1209 Orange Street, Corporation Trust Center, Wilmington, Delaware 19801 in New Castle County. The registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III.

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV.

The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be (a) 200,000,000 shares of common stock, par value $.00001 per share (“Common Stock”) and (b) 20,000,000 shares of preferred stock, par value $.00001 per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.     Common Stock

1.      General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein and as may be designated by resolution of the Board of Directors with respect to any series of Preferred Stock as authorized herein.

2.      Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that the holders of the Common Stock are not entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

B.      Preferred Stock

1.      Issuance and Reissuance. Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such terms, rights, powers and preferences, and the qualifications and limitations with respect thereto, as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided (“Preferred Stock Designation”).

Appendix A-1

2.      Blank Check Preferred. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, and subject to the rights of any series of Preferred Stock then outstanding, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

ARTICLE IV.

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to adopt, make, alter, amend, repeal and rescind any or all of the bylaws of the Corporation, whether adopted by them or otherwise. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. Stockholders shall also have the power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the bylaws of the Corporation shall not be adopted, altered, amended or repealed by the stockholders of the Corporation (A) prior to the first date on which the Common Stock of the Corporation is listed or quoted on a national securities exchange (the “Trigger Date”), except by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, or (B) on and after the Trigger Date, except by the affirmative vote of holders of not less than 66 2⁄3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board of Directors that was valid at the time it was taken.

ARTICLE VI.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Until the first annual meeting of stockholders to occur following the Trigger Date, the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall consist of a single class, with the initial term of office to expire at such first annual meeting of stockholders to occur following the Trigger Date, and each director shall hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. For purposes of this Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

On and after the first annual meeting following the Trigger Date, the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of the first class to expire at the second annual meeting of stockholders following the Trigger Date, the initial term of office of the second class to expire at the third annual meeting of stockholders following the Trigger Date, and the initial term of office of the third class to expire at the fourth annual meeting of stockholders following the Trigger Date, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification

Appendix A-2

or removal, and the Board of Directors shall be authorized to assign members of the Board of Directors, other than those directors who may be elected by the holders of any series of Preferred Stock, to such classes at the time such classification becomes effective. Beginning at the second annual meeting of stockholders following the Trigger Date and for each annual meeting thereafter, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

Subject to applicable law, the rights of the holders of any series of Preferred Stock, if any, then outstanding, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled (A) prior to the Trigger Date, by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, or the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Certificate of Incorporation and the bylaws of the Corporation, and (B) on or after the Trigger Date, solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his predecessor. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

Until the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Certificate of Incorporation (including any Preferred Stock Designation thereunder), any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Certificate of Incorporation and the bylaws of the Corporation. On and after the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) thereunder), any director may be removed only for cause, upon the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders in accordance with the DGCL, this Certificate of Incorporation and the bylaws of the Corporation.

The number of directors of the Corporation shall be determined in the manner set forth in the bylaws of the Corporation. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII.

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

Prior to the Trigger Date, any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock and except as otherwise expressly provided by the terms of any series of Preferred Stock (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) permitting the holders of such series of Preferred Stock to act by written consent, if any, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

Appendix A-3

Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the Board of Directors; provided, however, that prior to the Trigger Date, special meetings of the stockholders of the Corporation may also be called by the Secretary of the Corporation at the request of the holders of record of a majority of the outstanding shares of Common Stock. The authorized person(s) calling a special meeting may fix the date, time and place, if any, of such meeting. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock, the stockholders of the Corporation do not have the power to call or request a special meeting of stockholders of the Corporation. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors.

ARTICLE VIII.

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

Any repeal or modification of the foregoing provisions of this Article VIII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE IX.

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which DGCL permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL.

Any amendment, repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or other agent occurring prior to, such amendment, repeal or modification.

ARTICLE X.

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added, or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article.

ARTICLE XI.

The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

Appendix A-4

ARTICLE XII.

The Corporation shall not be governed by or subject to the provisions of Section 203 of the DGCL as now in effect or hereafter amended, or any successor statute thereto.

ARTICLE XIII.

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim against the Corporation, its directors, officers or employees or agents arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Corporation’s bylaws, or (D) any action asserting a claim against the Corporation, its directors, officers or employees or agents governed by the internal affairs doctrine, except as to each of (A) through (D) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or over which the Court of Chancery does not have subject matter jurisdiction. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.

If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XIV.

To the fullest extent permitted by law, if any action the subject matter of which is within the scope of Article XIII is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (A) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Article XIII (an “FSC Enforcement Action”) and (B) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Appendix A-5

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Incorporation on this ___day of _______, 2021.

By:
Name:	Gary C. Evans

Appendix A-6

Appendix B

FORM OF DELAWARE BYLAWS
BY-LAWS OF GENERATION HEMP, INC.

Incorporated under the Laws of the State of Delaware

Date of Adoption: ___ ___, 2021

ARTICLE I
Offices

Section 1.01 Offices. The address of the registered office of Generation Hemp, Inc. (hereinafter called the “Corporation”) in the State of Delaware shall be at [              ], Wilmington, New Castle, Delaware 19801. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

Section 1.02 Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II
Meetings of the Stockholders

Section 2.01 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03 Special Meetings. Special meetings of stockholders for any purpose or purposes shall be called pursuant to a resolution approved by the affirmative vote of a majority of the Board of Directors and may not be called by any other person or persons; provided, however, that prior to the first date on which the Corporation is listed or quoted on a national securities exchange (the “Trigger Date”), special meetings of the stockholders of the Corporation may also be called by the Secretary of the Corporation at the request of the holders of record of a majority of the outstanding shares of Common Stock. For purposes of these Bylaws, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The authorized person(s) calling a special meeting may fix the date, time and place, if any, of such meeting. On and after the Trigger Date, subject to the rights of holders of any series of preferred stock of the Corporation (“Preferred Stock”), the stockholders of the Corporation do not have the power to call or request a special meeting of stockholders of the Corporation. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.

Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Appendix B-1

Section 2.05 Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06 List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07 Quorum. Unless otherwise required by law, the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chief Executive Officer, or in his or her absence or inability to act, the person whom the Chief Executive Officer shall appoint, shall act as chairman of, and preside at, the meeting. The secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of

Appendix B-2

the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

Section 2.09 Voting; Proxies. Unless otherwise required by law or the Certificate of Incorporation the election of directors shall be by written ballot and shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Certificate of Incorporation or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

Section 2.10 Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

Section 2.11 Written Consent of Stockholders Without a Meeting. Prior to the Trigger Date, any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.11, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

Appendix B-3

Section 2.12 Fixing the Record Date.

(a)     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

(b)    In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE III
Board of Directors

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02 Number; Term of Office. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Board of Directors. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal. The election and term of directors shall be as set forth in the Certificate of Incorporation.

Appendix B-4

Section 3.03 Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director’s death, resignation or removal.

Section 3.04 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified.

Section 3.05 Removal. Until the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, the Certificate of Incorporation and these Bylaws. On and after the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any director may be removed only for cause, upon the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders in accordance with the DGCL, the Certificate of Incorporation and these Bylaws.

Section 3.06 Fees and Expenses. Directors shall receive such fees and expenses as the Board of Directors shall from time to time prescribe.

Section 3.07 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors or its chairman.

Section 3.08 Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the chairman or the Chief Executive Officer on at least 24 hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the chairman or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors.

Section 3.09 Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11 Notices. Subject to Section 3.08, Section 3.10 and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.

Section 3.12 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting

Appendix B-5

for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13 Organization. At each meeting of the Board of Directors, the chairman or, in his or her absence, another director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all assistant secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14 Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15 Action by Majority Vote. Except as otherwise expressly required by these by-laws, the Certificate of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.16 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.17 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III.

ARTICLE IV
Officers

Section 4.01 Positions and Election. The officers of the Corporation shall be elected annually by the Board of Directors and shall include a president, a treasurer and a secretary. The Board of Directors, in its discretion, may also elect a chairman (who must be a director), one or more vice chairmen (who must be directors) and one or more vice presidents, assistant treasurers, assistant secretaries and other officers. Any two or more offices may be held by the same person.

Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall

Appendix B-6

not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03 The President. The president shall have general supervision over the business of the Corporation and other duties incident to the office of president, and any other duties as may be from time to time assigned to the president by the Board of Directors and subject to the control of the Board of Directors in each case.

Section 4.04 Vice Presidents. Each vice president shall have such powers and perform such duties as may be assigned to him or her from time to time by the chairman of the Board of Directors or the president.

Section 4.05 The Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.06 The Treasurer. The treasurer shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 4.07 Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V
Stock Certificates and Their Transfer

Section 5.01 Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the chairman, any vice chairman, the president or any vice president, and by the secretary, any assistant secretary, the treasurer or any assistant treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

Section 5.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

Section 5.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Appendix B-7

Section 5.04 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VI
General Provisions

Section 6.01 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 6.02 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 6.04 Dividends. Subject to applicable law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock, unless otherwise provided by applicable law or the Certificate of Incorporation.

Section 6.05 Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

ARTICLE VII
Amendments

Section 7.01 Amendments to Bylaws. In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. Stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation: provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the Bylaws of the Corporation shall not be adopted, altered, amended or repealed by the stockholders of the Corporation (A) prior to the Trigger Date, except by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, or (B) on and after the Trigger Date, except by the affirmative vote of holders of not less than 66⅔% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board of Directors that was valid at the time it was taken.

ARTICLE VIII
forum selection

Section 8.01 Forum for Adjudication of Disputes. (A) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action asserting a claim against the Corporation, its directors, officers or employees

Appendix B-8

or agents arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these Bylaws, or (4) any action asserting a claim against the Corporation, its directors, officers or employees or agents governed by the internal affairs doctrine, except as to each of (1) through (4) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or over which the Court of Chancery does not have subject matter jurisdiction. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

(B) To the fullest extent permitted by law, if any action the subject matter of which is within the scope of Section 8.01(A) above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (1) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 8.01(A) above (an “FSC Enforcement Action”) and (2) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Appendix B-9

Appendix C

PLAN OF CONVERSION
OF
GENERATION HEMP INC., A COLORADO CORPORATION
TO
GENERATION HEMP INC., A DELAWARE CORPORATION

This Plan of Conversion (this “Plan”), dated as of _____, 2021 (the “Adoption Date”), is hereby adopted by Generation Hemp Inc., a Colorado corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Colorado corporation to a Delaware corporation pursuant to Section 7-90-201.7 and 7-90-204.5 of the Colorado Corporations and Associations Act, as amended (the “CCAA”), and Section 265, Title 8, of the Delaware General Corporation Law, as amended (the “DGCL”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Colorado;

WHEREAS, conversion of a Colorado corporation into a Delaware corporation is permitted under Section 265, Title 8, of the DGCL and Section 7-90-201.7 of the CCAA; and

WHEREAS, the Board of Directors (the “Board”) of the Company and the Company’s sole majority stockholders (“Majority Stockholders”) have determined that it is advisable and in the best interests of the Company and Majority Stockholders for the Company to convert from a Colorado corporation to a Delaware corporation pursuant to Section 265, Title 8, of the DGCL and Sections 7-90-201.7 and 7-90-204.5 of the CCAA.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.      Conversion; Effect of Conversion.

(a) At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Colorado corporation to a Delaware corporation (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to the provisions of the DGCL. The Conversion will have the effects set forth in the CCAA and the DGCL.

(b) Without limiting the generality of the foregoing, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or Majority Stockholders, the Converted Company shall, for all purposes of the laws of the State of Delaware and the State of Colorado, be deemed to be the same entity as the Company; all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; and all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c) The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company and shall constitute a continuation of the existence of the Company in the form of a Delaware corporation. The Converted Company is the same entity as the Company. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) At the Effective Time, the name of the Converted Company shall be: “Generation Hemp Inc.”

Appendix C-1

2.     Filings. As promptly as practicable following the Adoption Date, the Company shall cause the Conversion to be effective by:

(a) executing and filing (or causing to be executed and filed) the Statement of Conversion pursuant to and in a form compliant with Section7-90-201.7 and 7-90-204.5 of the CCAA (the “Colorado Statement of Conversion”) with the Colorado Secretary of State;

(b) executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to and in a form compliant with Section 265, Title 8, of the DGCL (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State; and

(c) executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of the Converted Company in the form of Exhibit A hereto (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State.

3.      Effective Time. The Conversion shall become effective [               ] (the time of the effectiveness of the Conversion, the “Effective Time”).

4.     Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or Majority Stockholders, each share of issued common stock of the Company (“Company Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of common stock of the Converted Company (“Converted Company Stock”). Following the Effective Time, all Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

5. Bylaws. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or Majority Stockholders, the Converted Company shall be governed by the Bylaws in the form approved by the Board and delivered to the Majority Stockholders on the Adoption Date, which shall become effective as of the Effective Time, as amended or restated from time to time.

6.     Effect of Conversion on Stock Certificate. Upon the terms and subject to the conditions of this Plan, at the Effective Time, the outstanding certificate that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Stock into which the shares represented by such certificate have been converted as provided herein. The registered owner on the books and records of the Converted Company of such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to the Converted Company Stock evidenced by such outstanding certificate as provided above.

7.     Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted Company by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).

8.     Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the

Appendix C-2

Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

9.     Effect of Conversion on Directors and Officers. The members of the Board and the officers of the Company immediately prior to the Effective Time shall continue in office following the Effective Time as the members of the Board of Directors and officers of the Converted Company, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. After the Effective Time, the Converted Company and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

10.     Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board and, upon the Effective Time, by the Board of Directors of the Converted Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Company or the Converted Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

11.     Amendment. This Plan may be amended or modified by the Board at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of Converted Company Stock or any other securities, or (b) any term of the Delaware Certificate of Incorporation, other than changes permitted to be made without Majority Stockholders approval by the DGCL.

12.     Termination or Deferral. At any time prior to the Effective Time, this Plan may be terminated and the Conversion may be abandoned, notwithstanding the approval of this Plan by Majority Stockholders or by action of the Board for any reason if, in the opinion of the Board, such action would be in the best interests of the Company. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company or the Board with respect thereto. In addition, at any time prior to the Effective Time, the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board, such action would be in the best interests of the Company.

13.     Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

14.     Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

*            *            *

Appendix C-3

EXHIBIT A

DELAWARE CERTIFICATE OF INCORPORATION

Appendix C-4

Appendix D

2021 OMNIBUS INCENTIVE PLAN

GENERATION HEMP, INC.
2021 OMNIBUS INCENTIVE PLAN

TABLE OF CONTENTS

Appendix D Page
ARTICLE I Establishment, Purpose and Duration		D-1
1.1	Establishment	D-1
1.2	Purpose of the Plan	D-1
1.3	Duration of Plan	D-1

ARTICLE II Definitions		D-1
2.1	“Affiliate”	D-1
2.2	“Award”	D-1
2.3	“Award Agreement”	D-1
2.4	“Beneficial Owner”	D-1
2.5	“Board”	D-1
2.6	“Cash-Based Award”	D-1
2.7	“Change in Control”	D-1
2.8	“Code”	D-2
2.9	“Committee”	D-2
2.10	“Company”	D-2
2.11	“Company’s Assets”	D-2
2.12	“Director”	D-2
2.13	“Disability”	D-2
2.14	“Dividend Equivalent”	D-3
2.15	“Employee”	D-3
2.16	“Employment”	D-3
2.17	“Entity”	D-3
2.18	“Exchange Act”	D-3
2.19	“Fair Market Value”	D-3
2.20	“Fiscal Year”	D-3
2.21	“Holder”	D-3
2.22	“ISO”	D-3
2.23	“Minimum Statutory Tax Withholding Obligation”	D-3
2.24	“NSO”	D-3
2.25	“Option”	D-3
2.26	“Option Price”	D-3
2.27	“Other Share-Based Award”	D-3
2.28	“Parent Corporation”	D-3
2.29	“Performance Goals”	D-3
2.30	“Performance Share Award”	D-3
2.31	“Performance Unit Award”	D-3
2.32	“Period of Restriction”	D-4
2.33	“Person”	D-4
2.34	“Plan”	D-4
2.35	“Restricted Shares”	D-4
2.36	“Restricted Share Award”	D-4
2.37	“RSU”	D-4
2.38	“RSU Award”	D-4
2.39	“SAR”	D-4
2.40	“Section 409A”	D-4

Appendix D-i

Appendix D Page
2.41	“Share” or “Shares”	D-4
2.42	“Subsidiary” or “Subsidiaries” or “Subsidiary Corporation”	D-4
2.43	“Specified Employee”	D-4
2.44	“Substantial Risk of Forfeiture”	D-4
2.45	“Ten Percent Shareholder”	D-4
2.46	“Termination of Employment”	D-4

ARTICLE III Eligibility and Participation		D-5
3.1	Eligibility	D-5
3.2	Participation	D-5

ARTICLE IV General Provisions Relating to Awards		D-5
4.1	Authority to Grant Awards	D-5
4.2	Dedicated Shares	D-5
4.3	Adjustments For Awards And Payouts	D-5
4.4	Non-Transferability	D-6
4.5	Requirements of Law	D-6
4.6	Changes in the Company’s Capital Structure; Change in Control	D-6
4.7	Election Under Section 83(b) of the Code	D-7
4.8	Forfeiture for Cause	D-7
4.9	Forfeiture Events	D-7
4.10	Award Agreements	D-7
4.11	Amendments of Award Agreements	D-7
4.12	Rights as Shareholder	D-8
4.13	Issuance of Shares	D-8
4.14	Restrictions on Shares Received	D-8
4.15	Compliance With Section 409A	D-8

ARTICLE V Options		D-8
5.1	Authority to Grant Options	D-8
5.2	Type of Options Available	D-8
5.3	Option Agreement	D-8
5.4	Option Price	D-8
5.5	Duration of Option	D-8
5.6	Amount Exercisable	D-9
5.7	Exercise of Option	D-9
5.8	Notification of Disqualifying Disposition	D-9
5.9	No Rights as Shareholder	D-9
5.10	$100,000 Limitation on ISOs	D-9

ARTICLE VI Share Appreciation Rights		D-9
6.1	Authority to Grant SAR Awards	D-9
6.2	General Terms	D-9
6.3	SAR Agreement	D-9
6.4	Term of SAR	D-10
6.5	Exercise of SAR	D-10
6.6	Payment of SAR Amount	D-10
6.7	Termination of Employment	D-10

Appendix D-ii

Appendix D Page
ARTICLE VII Restricted Share Awards		D-10
7.1	Restricted Share Awards	D-10
7.2	Restricted Share Award Agreement	D-10
7.3	Holder’s Rights as Shareholder	D-10
7.4	Minimum Vesting Period	D-10

ARTICLE VIII Restricted Share Unit Awards		D-11
8.1	Authority to Grant RSU Awards	D-11
8.2	RSU Award	D-11
8.3	RSU Award Agreement	D-11
8.4	Dividend Equivalents	D-11
8.5	Form of Payment Under RSU Award	D-11
8.6	Time of Payment Under RSU Award	D-11
8.7	No Rights as Shareholder	D-11
8.8	Minimum Vesting Period	D-11

ARTICLE IX Performance Share Awards and Performance Unit Awards		D-11
9.1	Authority to Grant Performance Share Awards and Performance Unit Awards	D-11
9.2	Performance Goals	D-12
9.3	Award Agreement	D-12
9.4	Form of Payment Under Performance Unit Award	D-12
9.5	Time of Payment Under Performance Unit Award	D-12
9.6	Holder’s Rights as Shareholder With Respect to Performance Awards	D-12
9.7	Minimum Performance Period	D-12

ARTICLE X Other Share-Based Awards		D-13
10.1	Authority to Grant Other Share-Based Awards	D-13
10.2	Value of Other Share-Based Award	D-13
10.3	Payment of Other Share-Based Award	D-13
10.4	Termination of Employment	D-13
10.5	Minimum Vesting Period	D-13

ARTICLE XI Cash-Based Awards		D-13
11.1	Authority to Grant Cash-Based Awards	D-13
11.2	Value of Cash-Based Award	D-13
11.3	Payment of Cash-Based Award	D-13
11.4	Termination of Employment	D-13

ARTICLE XII Substitution Awards		D-14

ARTICLE XIII Administration		D-14
13.1	Awards	D-14
13.2	Authority of the Committee	D-14
13.3	Decisions Binding	D-15
13.4	No Liability	D-15

ARTICLE XIV Amendment or Termination of Plan		D-15
14.1	Amendment, Modification, Suspension, and Termination	D-15
14.2	Awards Previously Granted	D-15

Appendix D-iii

Appendix D Page
ARTICLE XV Miscellaneous		D-15
15.1	Unfunded Plan/No Establishment of a Trust Fund	D-15
15.2	No Employment Obligation	D-15
15.3	Tax Withholding	D-15
15.4	Gender and Number	D-16
15.5	Severability	D-16
15.6	Headings	D-16
15.7	Other Compensation Plans	D-16
15.8	Other Awards	D-16
15.9	Successors	D-16
15.10	Law Limitations/Governmental Approvals	D-16
15.11	Delivery of Title	D-16
15.12	Inability to Obtain Authority	D-16
15.13	Fractional Shares	D-17
15.14	Investment Representations	D-17
15.15	Persons Residing Outside of the United States	D-17
15.16	Arbitration of Disputes	D-17
15.17	Governing Law	D-17

Appendix D-iv

ARTICLE I
Establishment, Purpose and Duration

1.1 Establishment. The Company hereby establishes an incentive compensation plan, to be known as the “Generation Hemp, Inc. Equity Incentive Plan,” as set forth in this document. The Plan permits the grant of Options, SARs, Restricted Shares, RSUs, Performance Share Awards, Performance Unit Awards, Cash-Based Awards and Other Share-Based Awards. The Plan is adopted this 1st day of July, 2021 (the “Adoption Date”) and shall become effective on the date the Plan is approved by the shareholders of the Company (the “Effective Date”).

1.2 Purpose of the Plan. The Plan is intended to advance the best interests of the Company, its Affiliates and its shareholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their Employment or affiliation with the Company or its Affiliates.

1.3 Duration of Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XIV hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the day prior to the tenth anniversary of the Adoption Date.

ARTICLE II
Definitions

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1 “Affiliate” means any Entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Entity, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors (or other governing body) of the controlled Entity, or (ii) to direct or cause the direction of the management and policies of the controlled Entity, whether through the ownership of voting securities, by contract or otherwise.

2.2 “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Shares, RSUs, Performance Share Awards, Performance Unit Awards, Other Share-Based Awards and Cash-Based Awards, in each case subject to the terms and provisions of the Plan and any applicable Award Agreement, the consideration for which may be services rendered to the Company and/or its Affiliates.

2.3 “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.4 “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.5 “Board” means the board of directors of the Company.

2.6 “Cash-Based Award” means an Award granted pursuant to Article XI.

2.7 “Change in Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(a) the “Beneficial Ownership” of securities as defined in Rule 13d-3 under the Exchange Act representing more than fifty percent (50%) of the combined voting power of the Company is acquired by any “person” as defined in Section 3(a)(9) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

(b) the consummation of a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation other than for the sole purpose of changing the company’s domicile or a recapitalization or reorganization and that results in more than 50% change in stock ownership.

Appendix D-1

Notwithstanding the foregoing, with respect to any Award subject to Code Section 409A, a “Change in Control” of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(c) Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company.

(d) Change in Effective Control: A change in effective control of the Company occurs only on either of the following dates:

(1) The date any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending in the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company; or

(2) The date a majority of the members of the Board is replaced during any (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided that this paragraph (b) shall apply only to the company for which no other corporation is a majority shareholder.

(e) Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed to satisfy the definition of “Change in Control” as defined under Internal Revenue Code Section 409A and the applicable Treasury Regulations, as amended from time to time.

2.8 “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.9 “Committee” means the full Board or a committee of at least two persons, who are members of the Board and are appointed by the Board or the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 under the Exchange Act, the requirements of Rule 16b-3(d)(1) under the Exchange Act with respect to committee action shall also be intended to be satisfied.

2.10 “Company” means Generation Hemp, Inc., a Delaware corporation, or any successor or continuing Entity (by acquisition, reorganization, reincorporation, redomestication, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company or the sale, transfer or other disposition of all or substantially all of the Company’s Assets), including its successor issuer for purposes of Rule 414 under the Securities Act of 1933, as amended.

2.11 “Company’s Assets” shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company’s Subsidiaries and any of the assets owned by the Company’s Subsidiaries.

2.12 “Director” means a director of the Company who is not an Employee.

2.13 “Disability” means (a) as it relates to the exercise of an ISO after termination of Employment, a disability within the meaning of Section 22(e)(3) of the Code, and (b) for all other purposes, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long-term disability insurance policy or plan for Employees as then in effect; or in the event that the Holder is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for Employees or in the event the Company does not maintain such a long-term disability

Appendix D-2

insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.14 “Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s shareholders.

2.15 “Employee” means a person employed by the Company or any Affiliate.

2.16 “Employment” shall be deemed to refer to (i) a Holder’s employment if the Holder is an employee of the Company or any of its Affiliates, (ii) a Holder’s services as a consultant, if the Holder is consultant to the Company or any of its Affiliates and (iii) a Holder’s services as a Director, if the Holder is a Director.

2.17 “Entity” means any company, corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity or organization.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

2.19 “Fair Market Value” of the Shares as of any particular date means (1) if the Shares are traded on a stock exchange, the closing sale price of the Shares on that date as reported on the principal securities exchange on which the Shares are traded, or (2) if the Shares are traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Shares are not so traded, (b) if no closing price or bid and asked prices for the Shares were so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a Share at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

2.20 “Fiscal Year” means the Company’s fiscal year.

2.21 “Holder” means a person who has been granted an Award or any person who is entitled to receive Shares or cash under an Award.

2.22 “ISO” means an Option that is intended to be an “incentive stock option” that satisfies the requirements of section 422 of the Code.

2.23 “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state, cantonal, local or similar taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.24 “NSO” means an Option that is intended to be a “nonqualified stock option” that does not satisfy the requirements of section 422 of the Code.

2.25 “Option” means an option to purchase Shares granted pursuant to Article V.

2.26 “Option Price” shall have the meaning ascribed to that term in Section 5.4.

2.27 “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

2.28 “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock or shares possessing fifty (50%) percent or more of the total combined voting power of all classes of stock or shares in one of the other corporations in the chain.

2.29 “Performance Goals” means the performance goal or goals described in Section 9.2 applicable to an Award.

2.30 “Performance Share Award” means an Award designated as a performance share award granted to a Holder pursuant to Article IX.

2.31 “Performance Unit Award” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

Appendix D-3

2.32 “Period of Restriction” means the period during which Restricted Shares are subject to a substantial risk of forfeiture (or absolute right of the Company to repurchase), whether based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion.

2.33 “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) an Entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of registered shares of the Company.

2.34 “Plan” means the Generation Hemp, Inc. 2021 Equity Incentive Plan, as set forth in this document as it may be amended from time to time.

2.35 “Restricted Shares” means restricted Shares issued or granted under the Plan pursuant to Article VII.

2.36 “Restricted Share Award” means an authorization by the Committee to issue or transfer Restricted Shares to a Holder.

2.37 “RSU” means a restricted share unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

2.38 “RSU Award” means an Award granted pursuant to Article VIII.

2.39 “SAR” means a share appreciation right granted under the Plan pursuant to Article VI.

2.40 “Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

2.41 “Share” or “Shares” means a registered share or shares of the Company, or, in the event that the Shares are later changed into or exchanged for a different class of shares or securities of the Company or another Entity, that other share or security. Shares may be represented by a certificate or by book or electronic entry.

2.42 “Subsidiary” or “Subsidiaries” or “Subsidiary Corporation” means any Entity or Entities (other than the Company) in an unbroken chain of Entities beginning with the Company if, at the time of the action or transaction, each of the Entities other than the last Entity in an unbroken chain owns stock or shares possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or shares in one of the other Entities in the chain; provided when the term “Subsidiary Corporation” is used, references to “corporation” or “corporations” shall be substituted for references to “Entity” and “Entities” each place such references appear in the preceding clause.

2.43 “Specified Employee” means, with respect to the Company or any of its Subsidiaries, and determined as of the date of an individual’s separation from service from the Company (1) any officer during the prior twelve (12) month period with annual compensation in excess of $170,000 (as adjusted from time to time under the Code), (2) a 5-percent owner of the Company’s outstanding equity stock during the prior twelve (12) month period or (3) a 1-percent owner of the Company’s outstanding equity stock during the prior (12) month period with annual compensation in excess of $150,000, provided that the Company or any of its Subsidiaries is publicly-traded within the meaning of Code Section 409A on the date of determination.

2.44 “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in section 409A of the Code and Department of Treasury guidance issued thereunder.

2.45 “Ten Percent Shareholder” means an individual who, at the time the Option is granted, owns more than ten percent of the total combined voting power of all classes of shares or series of shares of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the shares owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half-blood), spouse, ancestors and lineal descendants; and shares owned, directly or indirectly, by or for an Entity or estate, shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

2.46 “Termination of Employment” means, in the case of an Award other than an ISO, the termination of the Award recipient’s Employment relationship with the Company and all Affiliates which, in the case of an Award subject

Appendix D-4

to Section 409A, will be deemed to occur on the date of the Award recipient’s “separation from service” within the meaning of Section 409A. “Termination of Employment” means, in the case of an ISO, the termination of the Holder’s Employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any corporation or parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.

ARTICLE III
Eligibility and Participation

3.1 Eligibility. Except as otherwise specified in this Section 3.1, the persons who are eligible to receive Awards under the Plan are Employees, Directors and other individual service providers of the Company (including consultants) or of any Affiliate. Awards other than Options, SARs, Performance Share Awards, or Performance Unit Awards may also be granted to a person who is expected to become an Employee within six months, to the extent permitted under applicable law or stock eligibility and regulations. In no event will an ISO be granted to any person other than an Employee.

3.2 Participation. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV
General Provisions Relating to Awards

4.1 Authority to Grant Awards. The Committee may grant Awards to those eligible persons as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of Shares or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. The Committee may from time to time authorize the Chief Executive Officer of the Company to grant Awards to eligible persons who are not officers or Directors of the Company subject to the provisions of Section 16 of the Exchange Act and as inducements to hire prospective Employees who will not be officers or directors of the Company subject to the provisions of Section 16 of the Exchange Act, including other applicable law.

4.2 Dedicated Shares. The aggregate number of Shares with respect to which Awards may be granted under the Plan (including any substitute Awards granted pursuant to Article XII) is 15,000,000, representing approximately 13.1% of the Company’s fully diluted common shares outstanding. Effective as of the one year anniversary of the Effective Date, the aggregate number of Shares with respect to which Awards may be granted under the Plan (including any substitute Awards granted pursuant to Article XII) shall be equal to twenty percent (20%) of the outstanding Shares of the Company’s Common Stock, including convertible shares. Notwithstanding the foregoing and, subject to adjustment as provided in this Plan, the maximum number of Shares that may be issued upon the exercise of ISOs will equal the aggregate Share number currently in effect under this Section 4.2.

4.3 Adjustments For Awards And Payouts. Unless determined otherwise by the Committee, the following Awards and payouts will reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan:

(a) An Award of an Option;

(b) An Award of a SAR;

(c) An Award of Restricted Shares;

(d) An Award of RSUs

(e) A payout of a Performance Share Award in Shares; and

(f) A payout of a Performance Units Award in Shares.

Unless determined otherwise by the Committee, unless a Holder has received a benefit of ownership such as dividend or voting rights with respect to the Award, the following transactions will restore, on a one-for-one basis, the number of Shares available for issuance under the Plan:

(a) A payout of a SAR in cash;

Appendix D-5

(b) A cancellation, termination, expiration, forfeiture or lapse for any reason of any Award payable in Shares;

(c) Shares tendered in payment of the exercise price of an Option;

(d) Shares withheld for payment of federal, state or local taxes;

(e) Shares repurchased by the Company with proceeds collected in connection with the exercise of outstanding Options; and

(f) The net Shares issued in connection with the exercise of SARs (as opposed to the full number of Shares underlying the exercised portion of the SAR).

4.4 Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders or as otherwise determined by the Committee, an Award shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section 4.4 shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by the Employee, and after that time, by the Employee’s heirs or estate.

4.5 Requirements of Law. The Company shall not be required to sell or issue any Shares under any Award if issuing those Shares would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority or applicable stock exchange. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Shares unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the Shares except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Shares covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Shares issuable upon exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the Shares any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the Shares be represented by book or electronic entry, rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of Shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.6 Changes in the Company’s Capital Structure; Change in Control.

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reverse split, recapitalization, reorganization, reincorporation, redomestication, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company, or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares (including stock dividends) other than regular cash dividends, or any transaction similar to the foregoing, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable or appropriate in its sole discretion and without liability to any Person, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Options or SARs may be granted during a Fiscal Year to any Holder, (iii) the maximum amount of Awards described under Article IX that may be granted or paid during a Fiscal Year, (iv) the Option Price or exercise price of any SAR and/or (v) any other affected terms of such Awards.

Appendix D-6

(b) Change in Control. In the event of a Change in Control after the Effective Date, (i) if determined by the Committee in the applicable Award Agreement or otherwise (including in conjunction with such transaction), any outstanding Awards then held by Holders which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change in Control and (ii) the Committee may, but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (B) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and SARs, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares as the number of Shares subject to such Options or SARs (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or SARs) over the aggregate exercise price of such Options or SARs, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion (including by receipt of awards for shares or stock of any Entity resulting from or otherwise relating to the Change in Control), or (D) provide that for a period of at least 15 days prior to the Change in Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

4.7 Election Under Section 83(b) of the Code. Any Holder who makes an election under section 83(b) of the Code with respect to any Award shall be required to notify the Chief Financial Officer or General Counsel of the Company of such election within ten (10) days of such election.

4.8 Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his Employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company (including by way of an absolute right of the Company to purchase or obligate the transfer of any issued Shares or rights to subscribe therefore for such consideration, if any, as the Committee may determine in its sole discretion). The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.9 Forfeiture Events. The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.10 Award Agreements. Each Award shall be embodied in a written agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. However, the date of grant of any Award for all purposes shall be the date such Award is approved by the Committee (or approved by the Chief Executive Officer for grants pursuant to the authorization permitted under Section 4.1) or such later date as is specified in the relevant approval, and not the date the Award Agreement is signed. The Award Agreement may specify the effect of a Change in Control on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

4.11 Amendments of Award Agreements. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as specified in Section 4.6(a), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR.

Appendix D-7

4.12 Rights as Shareholder. A Holder shall not have any rights as a shareholder with respect to Shares covered by an Option, a SAR, an RSU, a Performance Share Unit, or an Other Share-Based Award until the date, if any, such Shares are issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Shares.

4.13 Issuance of Shares. Shares, when issued, may be represented by a certificate or by book or electronic entry.

4.14 Restrictions on Shares Received. Subject to applicable law, the Committee may impose such conditions and/or restrictions on any Shares issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the Shares for a specified period of time.

4.15 Compliance With Section 409A. Awards shall be designed and operated in such a manner that they are intended to be either exempt from the application of, or comply with, the requirements of Section 409A. The exercisability of an Option shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. Notwithstanding other provisions of the Plan or any Award Agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would be expected to result in the imposition of an additional tax under Section 409A upon a Holder. In the event that it is reasonably determined by the Committee that, as a result of Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Holder of such Award to be subject to taxation under Section 409A, the Company will make such payment on the first day that would not result in the Holder incurring any tax liability under Section 409A. To the extent that payment under an Award which is subject to Section 409A is due to a Specified Employee on account of the Specified Employee’s Termination of Employment, such payment shall be delayed until the first day of the seventh (7th) month following such Termination of Employment (or as soon as practicable thereafter). The Company shall use commercially reasonable efforts to implement the provisions of this Section 4.15 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Holders with respect to this Section 4.15.

ARTICLE V
Options

5.1 Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

5.2 Type of Options Available. Options granted under the Plan may be NSOs or ISOs.

5.3 Option Agreement. Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NSO, (b) the Option Price, (c) the duration of the Option, (d) the number of Shares to which the Option pertains, (e) the exercise restrictions applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Option Agreement, to the extent the limitations of Section 5.10 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NSO.

5.4 Option Price. Except as otherwise specified in Section 4.6(a), the price at which Shares may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. However, in the case of a Ten Percent Shareholder, the Option Price for an ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date the ISO is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.5 Duration of Option. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten (10) years) or (ii) the period of time specified in the applicable Award Agreement that follows the Holder’s Termination of Employment or severance of affiliation relationship with the Company. Unless the applicable Award Agreement specifies a shorter term, in the case of an ISO granted to a Ten Percent Shareholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

Appendix D-8

5.6 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

5.7 Exercise of Option.

(a) General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Holder wishes to exercise such Option on the date such notice is so delivered, (2) the number of Shares with respect to which the Option is to be exercised and (3) the address to which any certificate representing such Shares should be mailed. Except in the case of exercise by a third-party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (c) any other form of payment (including net-settlement in Shares) which is acceptable to the Committee.

(b) Exercise Through Third-Party Broker. The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the Shares acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

5.8 Notification of Disqualifying Disposition. If any Optionee shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Optionee shall notify the Company of such disposition within ten (10) days thereof.

5.9 No Rights as Shareholder. An Optionee shall not have any rights as a shareholder with respect to Shares covered by an Option until the date such Shares are issued by the Company; and, except as otherwise provided in Section 4.6(a), no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such shares.

5.10 $100,000 Limitation on ISOs. To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both Shares subject to ISOs under the Plan and Shares subject to ISOs under all other plans of the Company, such Options shall be treated as NSOs. For this purpose, the “Fair Market Value” of the Shares subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an ISO.

ARTICLE VI
Share Appreciation Rights

6.1 Authority to Grant SAR Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

6.2 General Terms. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one Share on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the SAR.

6.3 SAR Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

Appendix D-9

6.4 Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

6.5 Exercise of SAR. A SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

6.6 Payment of SAR Amount. Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a Share on the date of exercise over the grant price of the SAR by the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE VII
Restricted Share Awards

7.1 Restricted Share Awards. The Committee may make Awards of Restricted Shares to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Share Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Restricted Shares, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause any certificate for Shares issued pursuant to a Restricted Share Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

7.2 Restricted Share Award Agreement. Each Restricted Share Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions as the Committee may specify.

7.3 Holder’s Rights as Shareholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Share Award shall have all the rights of a shareholder with respect to any issued Restricted Shares included in the Restricted Share Award during the Period of Restriction established for the Restricted Share Award. Unless otherwise provided in an Award Agreement, dividends paid with respect to Restricted Shares in cash or property other than Shares or rights to acquire Shares or bonus issues shall be paid to the recipient of the Restricted Share Award currently. Dividends paid in Shares or rights to acquire Shares shall be added to and become a part of the Restricted Shares. During the Period of Restriction, certificates representing the Restricted Shares shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all share transfer forms or other instruments of assignment, each endorsed in blank, which will permit transfer to or purchase by the Company of all or any portion of the Restricted Shares which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

7.4 Minimum Vesting Period. Any Restricted Share Award granted under the Plan shall have a minimum vesting period (which may vest in ratable increments or other increments not greater than what would be available if made in ratable increments) of not less than one year, except that no minimum vesting period shall apply to any Restricted Share Award made in lieu of salary, cash bonuses or a Director’s annual compensation.

Appendix D-10

ARTICLE VIII
Restricted Share Unit Awards

8.1 Authority to Grant RSU Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account that reflects the number of RSUs credited under the Plan for the benefit of a Holder.

8.2 RSU Award. An RSU Award shall be similar in nature to a Restricted Share Award except that no Shares are actually issued or transferred to the Holder until a later date specified in the applicable Award Agreement. Each RSU shall have a value equal to the Fair Market Value of a Share.

8.3 RSU Award Agreement. Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4 Dividend Equivalents. An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

8.5 Form of Payment Under RSU Award. Payment under an RSU Award shall be made in either cash or Shares, or any combination thereof, as specified in the applicable Award Agreement.

8.6 Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

8.7 No Rights as Shareholder. Each recipient of a RSU Award shall have no rights of a shareholder with respect to any Shares underlying such RSUs until such date as the underlying Shares are issued.

8.8 Minimum Vesting Period. Any RSU Award granted under the Plan shall have a minimum vesting period (which may vest in ratable increments or other increments not greater than what would be available if made in ratable increments) of not less than one year, except that no minimum vesting period shall apply to any Restricted Share Award made in lieu of salary, cash bonuses or a Director’s annual compensation. The limitations described in this Section 8.8 shall not apply to an RSU Award, provided (i) the Award is granted by the Committee, and (ii) the Shares issuable pursuant to Awards that do not comply with the requirements described in the first sentence of this Section 8.8, or the minimum vesting requirements of Sections 7.4, 9.7 and 10.5, as applicable, collectively, do not exceed five percent (5%) of the Shares authorized for grant under the Plan.

ARTICLE IX
Performance Share Awards and Performance Unit Awards

9.1 Authority to Grant Performance Share Awards and Performance Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Share Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Share Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Performance Share or Performance Unit Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause any certificate for Shares issued pursuant to a Performance Share or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

Appendix D-11

9.2 Performance Goals. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could, at the end of the measurement period, determine whether the goal has been met in fact. Such a Performance Goal may be based on one or more business criteria that apply to the Holder and may include business criteria for one or more business units of the Company, the Company, or the Company and one or more of its Affiliates. The Performance Goal will be established by the Committee in its sole discretion based on measurements using one or more of the following business criteria: revenue, cost of sales, direct costs, gross margin, selling and general expense, operating income, EBITDA (earnings before interest, taxes, depreciation and amortization), depreciation, amortization, interest expense, EBT (earnings before taxes), net income, net income from continuing operations, earnings per share, cash, accounts receivable, inventory, total current assets, fixed assets (gross or net), goodwill, intangibles, total long-term assets, accounts payable, total current liabilities, debt, net debt (debt less cash), long-term liabilities, shareholders equity, total shareholder return, operating working capital (accounts receivable plus inventory less accounts payable), working capital (total current assets less total current liabilities), operating cash flow, total cash flow, capital expenditures, share price, market share, shares outstanding, market capitalization, reserve growth, EBITDA growth, finding costs, or number of employees. The Performance Goal established by the Committee may also be based on a return or rates of return using any of the foregoing criteria and including a return or rates of return based on revenue, earnings, capital, invested capital, cash, cash flow, assets, net assets, equity or a combination or ratio therefrom. The criteria selected by the Committee may be used to calculate a ratio or may be used as a cumulative or an absolute measure or as a measure of comparative performance relative to a peer group of companies, an index, budget, prior period, or combination thereof, or other standard selected by the Committee. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The criteria selected by the Committee shall be calculated in accordance with (i) amounts reflected in the Company’s financial statements or (ii) U.S. generally accepted accounting principles or (iii) any other methodology established by the Committee prior to the “Performance Goal Establishment Date” (as defined below). Performance Goals may be determined by including or excluding, in the Committee’s discretion (as determined prior to the Performance Goal Establishment Date), items that are determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the disposal or acquisition of a segment of a business, or related to a change in accounting principal, in each case, based on applicable accounting rules, or consistent with Company accounting policies and practices in effect on the date the Performance Goal is established. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Share or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee.

9.3 Award Agreement. Each Performance Share Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.4 Form of Payment Under Performance Unit Award. Payment under a Performance Unit Award shall be made in cash and/or Shares as specified in the Holder’s Award Agreement.

9.5 Time of Payment Under Performance Unit Award. A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (21/2) months after the end of the Fiscal Year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

9.6 Holder’s Rights as Shareholder With Respect to Performance Awards. Unless otherwise set forth in an Award Agreement, each Holder of a Performance Share Award shall have all the rights of a shareholder with respect to the Shares issued to the Holder pursuant to the Award during any period in which such issued Shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Shares. Each Holder of a Performance Unit Award shall have no rights of a shareholder with respect to any Shares underlying such Performance Unit Award until such date as the underlying Shares are issued.

9.7 Minimum Performance Period. All Performance Share Awards and Performance Unit Awards granted under the Plan shall have a minimum performance period of not less than one year, except that no minimum performance period shall apply to any Performance Share Award or Performance Unit Award made in lieu of salary, cash bonuses or a Director’s annual compensation. The limitations described in this Section 9.7 shall not apply to a Performance Share Award or to a Performance Unit Award, or to the Committee’s exercise of discretion to accelerate vesting of a

Appendix D-12

Performance Share Award or a Performance Unit Award, provided (i) the Award is granted by the Committee, and (ii) the Shares issuable pursuant to Awards that do not comply with the requirements described in the first sentence of this Section 9.7, or the minimum vesting requirements of Sections 7.4, 8.8 and 10.5, collectively, do not exceed five percent (5%) of the Shares authorized for grant under the Plan.

ARTICLE X
Other Share-Based Awards

10.1 Authority to Grant Other Share-Based Awards. The Committee may grant to eligible persons other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including, subject to applicable law, the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the issue or transfer of Shares to Holders, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2 Value of Other Share-Based Award. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.

10.3 Payment of Other Share-Based Award. Payment, if any, with respect to an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares or any combination thereof as the Committee determines.

10.4 Termination of Employment. Subject to Section 10.5, the Committee shall determine the extent to which a Holder’s rights with respect to Other Share-Based Awards shall be affected by the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Share-Based Awards issued pursuant to the Plan.

10.5 Minimum Vesting Period. Other Share-Based Awards granted under the Plan shall have a minimum vesting period (which may vest in ratable increments or other increments not greater than what would be available if made in ratable increments) of not less than one year, except that no minimum vesting period shall apply to any Other Share-Based Award made in lieu of salary, cash bonuses or a Director’s annual compensation. The limitations described in this Section 10.5 shall not apply to an Other Share-Based Award, or to the Committee’s exercise of discretion to accelerate vesting of an Other Share-Based Award, provided (i) the Award is granted by the Committee, and (ii) the Shares issuable pursuant to Awards that do not comply with the requirements described in the first sentence of this Section 10.5, or the minimum vesting requirements of Sections 7.4, 8.8 and 9.7, as applicable, collectively, do not exceed five percent (5%) of the Shares authorized for grant under the Plan.

ARTICLE XI
Cash-Based Awards

11.1 Authority to Grant Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Awards of cash under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.

11.2 Value of Cash-Based Award. Each Cash-Based Award shall specify a payment amount or payment range (including manner of calculation or determination) as determined by the Committee.

11.3 Payment of Cash-Based Award. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

11.4 Termination of Employment. The Committee shall determine the extent to which a Holder’s rights with respect to Cash-Based Awards shall be affected by the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan.

Appendix D-13

ARTICLE XII
Substitution Awards

Awards may be granted under the Plan from time to time in substitution for share options and other awards held by employees or other service providers of other Entities who are about to become Employees or other service providers of the Company or its Affiliates, or whose employer is about to become an Affiliate as the result of an acquisition, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company or any of its Subsidiaries with another Entity, or the acquisition by the Company or a Subsidiary of substantially all the assets of another Entity, or the acquisition by the Company or a Subsidiary of at least fifty percent (50%) of the issued and outstanding stock, shares or securities of another Entity as the result of which such other Entity will become an Affiliate of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.

ARTICLE XIII
Administration

13.1 Awards. The Plan shall be administered by the Committee. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full power and authority to administer the Plan and to take all actions that the Plan contemplates or are necessary, appropriate in connection with the administration of the Plan and with respect to Awards granted under the Plan. The Board, or a duly authorized committee thereof, shall administer the Plan with respect to the grant of Awards to Directors.

13.2 Authority of the Committee. The Committee shall have full power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or advisable proper in the sole discretion of the Committee, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities: to determine the persons to whom and the time or times at which Awards will be made; determine the number and exercise price of Shares covered in each Award subject to the terms and provisions of the Plan; determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; accelerate the time at which any outstanding Award will vest; prescribe, amend and rescind rules and regulations relating to administration of the Plan; and make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and stock exchange rules and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 13.2. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

Appendix D-14

13.3 Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, the Holders and the estates and beneficiaries of Holders.

13.4 No Liability. Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XIV
Amendment or Termination of Plan

14.1 Amendment, Modification, Suspension, and Termination. Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, restate, modify, suspend, or terminate the Plan in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.6, the Board shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR; no amendment or modification of the Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

14.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no alteration, amendment, restatement, modification, suspension or termination of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XV
Miscellaneous

15.1 Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the United States Employee Retirement Income Security Act of 1974, as amended.

15.2 No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, alter any “at will” employment relationship, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the Employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s Employment at any time or for any reason not prohibited by law.

15.3 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, cantonal, local or similar tax law to be withheld with respect to an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of Shares issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the Shares not issued shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by issuing to the Holder a reduced number of Shares in the manner specified herein. If permitted by the Committee, at the time

Appendix D-15

of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such Shares vested under the Award are to be issued, (b) reduce the number of such Shares actually issued so that the Fair Market Value of the Shares withheld from issuance on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the Shares withheld from issuance, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold from issuance only whole Shares to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the Shares withheld from issuance does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold from issuance Shares with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 15.3. The Shares withheld from issuance by the Company shall be authorized but unissued Shares and the Holder’s right, title and interest in the rights to subscribe for such Shares shall terminate. The Company shall have no obligation upon grant, vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that grant, vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

15.4 Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

15.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.6 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

15.7 Other Compensation Plans. The adoption of the Plan shall not affect any outstanding options, restricted shares or restricted share units, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees or Directors.

15.8 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

15.9 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or continuing company, whether the existence of such successor is the result of a direct or indirect acquisition, reorganization, reincorporation, redomestication, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company or the sale, transfer or other disposition of all or substantially all of the Company’s Assets.

15.10 Law Limitations/Governmental Approvals. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

15.11 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

15.12 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or amounts due or owing hereunder), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or pay amounts due or owing with respect hereto) as to which such requisite authority shall not have been obtained.

Appendix D-16

15.13 Fractional Shares. No fractional Shares shall be issued or acquired pursuant to the Plan or any Award. If the application of any provision of the Plan or any Award Agreement would yield a fractional Share, such fractional Share shall be rounded down to the next whole Share.

15.14 Investment Representations. The Committee may require any person receiving Awards or Shares pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares or such other representatives or warranties as the Committee deems appropriate to ensure compliance with applicable securities laws.

15.15 Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to determine which Affiliates shall be covered by the Plan; determine which persons employed outside the United States are eligible to participate in the Plan; amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable — any subplans and modifications to Plan terms and procedures established under this Section 15.15 by the Committee shall be attached to the Plan document as Appendices; and take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

15.16 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

15.17 Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Delaware.

Appendix D-17

Appendix E

FORM OF INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT
GENERATION HEMP, INC.

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into as of _________ and effective [Date] between GENERATION HEMP, INC., a Delaware corporation (the “Company”), and (“Indemnitee”).

WITNESSETH:

WHEREAS, the Company has asked Indemnitee to serve as an executive officer (“Executive Officer”) of the Company, and Indemnitee is able, willing, and interested in serving as an Executive Officer of the Company; and

WHEREAS, the Company will purchase certain Directors & Officers (D&O) Insurance to protect members of its Board of Directors and Executive Officers from certain liabilities with respect to their service as members of the Board of Directors and as Executive Officers; and

WHEREAS, D&O Insurance coverage may contain a number of qualifications and limitations that may make it inadequate to provide adequate indemnification to members of the Board of Directors and Officers, and accordingly Indemnitee has requested the Company to enter into this Indemnification Agreement to provide mandatory indemnification as provided herein to the fullest extent permitted by applicable law with respect to his service as an Executive Officer; and

WHEREAS, the Company is governed by the General Corporation Law of the State of Delaware (“DGCL”), which entitles the Company to indemnify members of the Board of Directors and its Executive Officers; and

WHEREAS, the DGCL expressly provides that the indemnification provisions set forth therein are not exclusive, and thereby contemplates that contracts may be entered into between the Company and members of the board of directors, officers and other persons with respect to indemnification; and

WHEREAS, the Company has determined that it is in the best interest of the Company and the Company’s stockholders to attract qualified Executive Officers such as Indemnitee who are able and willing to serve as Executive Officers and to enter into such agreements with Executive Officers of the Company to encourage them to exercise freely their discretion and duties in the best interest of the Company and the Company’s stockholders; and

WHEREAS, the Company has determined that it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, Indemnitee to the fullest extent permitted by applicable law so that Indemnitee will serve as an Executive Officer of the Company free from undue concern that he might not be so indemnified;

WHEREAS, this Agreement is a supplement to and in furtherance of the By-laws of the Company and any resolutions adopted pursuant thereto, and is a supplement to and in furtherance of any rights of indemnification permitted under the DGCL, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder;

NOW, THEREFORE, in consideration of Indemnitee’s agreement to serve as an Executive Officer after the date hereof, the parties hereto agree as follows:

1. Indemnity of Indemnitee. The Company hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent permitted by law, as such may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

(a) Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section l(a) if, by reason of his Corporate Status (as hereinafter defined), the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of the Company. Pursuant to this Section 1(a), Indemnitee shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and

Appendix E-1

reasonably incurred by him, or on his behalf, in connection with such Proceeding or any claim, issue or matter therein, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

(b) Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(b) if, by reason of his Corporate Status, the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee, or on the Indemnitee’s behalf, in connection with such Proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that a court of competent jurisdiction applying DGCL, or other applicable governing law, shall determine that such indemnification may be made.

(c) Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

2. Additional Indemnity. In addition to, and without regard to any limitations on, the indemnification provided for in Section 1 of this Agreement, the Company shall and hereby does indemnify and hold harmless Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of the Company), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of Indemnitee. The only limitation that shall exist upon the Company’s obligations pursuant to this Agreement shall be that the Company shall not be obligated to make any payment to Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 6 and 7 hereof) to be unlawful.

3. Contribution.

(a) Whether or not the indemnification provided in Sections 1 and 2 hereof is available, in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall pay, in the first instance, the entire amount of any judgment or settlement of such action, suit or proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

(b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such action, suit or proceeding arose; provided, however, that the proportion determined on the

Appendix E-2

basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which the Law may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c) The Company hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by officers, directors or employees of the Company, other than Indemnitee, who may be jointly liable with Indemnitee.

(d) To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

4. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness, or is made (or asked) to respond to discovery requests, in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

5. Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee’s Corporate Status within thirty (30) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 5 shall be unsecured and interest free.

6. Procedures and Presumptions for Determination of Entitlement to Indemnification. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the DGCL and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement:

(a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification. Notwithstanding the foregoing, any failure of Indemnitee to provide such a request to the Company, or to provide such a request in a timely fashion, shall not relieve the Company of any liability that it may have to Indemnitee unless, and to the extent that, such failure actually and materially prejudices the interests of the Company.

(b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case by one of the following four methods, which shall be at the election of the Board of Directors of the Company: (1) by a majority vote of the disinterested directors, even though less than a quorum, (2) by a committee of disinterested directors designated by a majority vote of the disinterested directors, even though less than a quorum, (3) if there are no disinterested directors or if the disinterested directors so direct, or in the event of a Change of Control

Appendix E-3

as provided below, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee, or (4) if so directed by the Board, by the stockholders of the Company.. For purposes hereof, disinterested directors are those members of the Board of Directors of the Company who are not parties to the action, suit or proceeding in respect of which indemnification is sought by Indemnitee. For purposes of this Section 6(b) a “Change in Control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

(i) Acquisition of Stock by Third Party. Any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities;

(ii) Change in Board of Directors. During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 6(b)(i), 6(b)(iii) or 6(b)(iv)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Board;

(iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

(iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; and

(v) Other Events. There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act (as defined below), whether or not the Company is then subject to such reporting requirement.

For purposes of this Section 6(b), the following terms shall have the following meanings:

(A) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(B) “Person” shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that Person shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(C) “Beneficial Owner” shall have the meaning given to such term in Rule 13d-3 under the Exchange Act; provided, however, that Beneficial Owner shall exclude any Person otherwise becoming a Beneficial Owner by reason of the stockholders of the Company approving a merger of the Company with another entity.

(c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, the Independent Counsel shall be selected as provided in this Section 6(c). The Independent Counsel shall be selected by the Board of Directors. Indemnitee may, within 10 days after such written notice of selection shall have been given, deliver to the Company, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 13 of this Agreement, and the

Appendix E-4

objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Indemnitee to the Company’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 6(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(d) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence. Neither the failure of the Company (including by its directors or independent legal counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(e) Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise (as hereinafter defined) in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 6(e) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(f) If the person, persons or entity empowered or selected under Section 6 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto; and provided further, that the foregoing provisions of this Section 6(f) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 6(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Company of the request for such determination, the Board or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy five (75) days after such receipt and such meeting is actually held within such seventy-five (75) day period, and such determination is made by the stockholders thereat, or (B) (i) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, (ii) such meeting is held for such purpose within sixty (60) days after having been so called and (iii) such determination is made thereat.

Appendix E-5

(g) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel or member of the Board of Directors of the Company shall act reasonably and in good faith in making a determination regarding the Indemnitee’s entitlement to indemnification under this Agreement. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(h) The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(i) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

7. Remedies of Indemnitee.

(a) In the event that (i) a determination is made pursuant to Section 6 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Section 6(b) of this Agreement within 90 days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to this Agreement within ten (10) days after receipt by the Company of a written request therefor or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of Indemnitee’s entitlement to such indemnification. Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 7(a). The Company shall not oppose Indemnitee’s right to seek any such adjudication.

(b) In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 7 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of the adverse determination under Section 6(b).

(c) If a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s misstatement not materially misleading in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) In the event that Indemnitee, pursuant to this Section 7, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by the Company, the Company shall pay on his behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 13 of this Agreement) actually and reasonably incurred by him in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

Appendix E-6

(e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement. The Company shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company of a written request therefore) advance, to the extent not prohibited by law, such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advance of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.

(f) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.

8. Non-Exclusivity; Survival of Rights; Insurance; Subrogation.

(a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the certificate of incorporation of the Company, the Bylaws, any agreement, a vote of stockholders, a resolution of directors or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee, agent or fiduciary under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

(d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

(e) The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Appendix E-7

9. Exception to Right of Indemnification. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

(a) for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision; or

(b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law; or

(c) in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Board of Directors of the Company authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

10. Duration of Agreement/ Inurement to Successors. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an officer or director of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 7 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives.

11. Security. To the extent requested by Indemnitee and approved by the Board of Directors of the Company, the Company may at any time and from time to time provide security to Indemnitee for the Company’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

12. Enforcement.

(a) The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Indemnitee to serve as an Executive Officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as an Executive Officer of the Company.

(b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

(c) The Company shall not seek from a court, or agree to, a “bar order” which would have the effect of prohibiting or limiting the Indemnitee’s rights to receive advancement of expenses under this Agreement.

13. Definitions. For purposes of this Agreement:

(a) “Corporate Status” describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the express written request of the Company.

(b) “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(c) “Enterprise” shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the express written request of the Company as a director, officer, employee, agent or fiduciary.

Appendix E-8

(d) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding, or responding to, or objecting to, a request to provide discovery in any Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(e) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(f) “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was an officer or director of the Company, by reason of any action taken by him or of any inaction on his part while acting as an officer or director of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other Enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by an Indemnitee pursuant to Section 7 of this Agreement to enforce his rights under this Agreement.

14. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Further, the invalidity or unenforceability of any provision hereof as to Indemnitee shall in no way affect the validity or enforceability of any provision hereof as to the other. Without limiting the generality of the foregoing, this Agreement is intended to confer upon Indemnitee indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

15. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

16. Notice By Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.

17. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on

Appendix E-9

the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

(a)	To Indemnitee at the address set forth below Indemnitee’s signature hereto or in the books and records of the Company.
(b)	To the Company at:
5005 Riverway Drive, Suite 160
Houston, Texas 77056
Attention: Chief Executive Officer

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

20. Governing Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, irrevocably the Company at its principal office in the State of Delaware as its agent in the State of Delaware as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

SIGNATURE PAGE TO FOLLOW

Appendix E-10

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

GENERATION HEMP, INC.
By:
Name:	Gary C. Evans
Title:	Chief Executive Officer
INDEMNITEE
By:
Name:
Title:

Appendix E-11